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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Depomed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DEPOMED, INC.

1360 O'Brien Drive
Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 20, 2010

        The Annual Meeting of Shareholders of Depomed, Inc. (the "Company") will be held on May 20, 2010 at 1:00 p.m. local time at the Company's headquarters located at 1360 O'Brien Drive, Menlo Park, California 94025. The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To elect eight directors to hold office until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve an amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan by 2,500,000 shares.

  3.
  To approve an amendment to the 2004 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the plan by 500,000 shares.

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

  5.
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on March 31, 2010 will be entitled to notice of, and to attend and vote at, such meeting or any adjournments or postponements thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's headquarters for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Julian N. Stern Secretary

Menlo Park, California
April 20, 2010

YOUR VOTE IS IMPORTANT!
You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy by mail using the return envelope provided. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

DEPOMED, INC.
1360 O'Brien Drive
Menlo Park, California 94025
(650) 462-5900

PROXY STATEMENT

2010 ANNUAL MEETING OF SHAREHOLDERS

        Depomed, Inc. (the "Company") is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Shareholders to be held on May 20, 2010, at 1:00 p.m. local time, at the Company's headquarters located at 1360 O'Brien Drive, Menlo Park, California 94025, and at any adjournments thereof (the "Annual Meeting"). These materials are being mailed to shareholders on or about April 20, 2010.

        Only holders of the Company's common stock as of the close of business on March 31, 2010 (the "Record Date") are entitled to attend and vote at the Annual Meeting. Shareholders who hold shares of the Company's common stock in "street name" may attend and vote at the Annual Meeting only if they hold a valid proxy from their broker. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. As of the Record Date, there were 52,354,402 shares of common stock outstanding.

        A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Shareholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, will be included in the number of shareholders present at the meeting for purposes of determining whether a quorum is present.

        Each shareholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such shareholder on the Record Date. Shareholders do not have cumulative voting rights. Shareholders may vote their shares by using the proxy card enclosed with this Proxy Statement. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for the nominees to the Board listed on the proxy card and in favor of the other proposals listed on the proxy card. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

        In the election of directors, the eight persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. The other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. For purposes of determining the number of shares voting on a particular proposal, votes cast for or against a proposal and abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Accordingly, an abstention will have the same effect as a vote against the proposal, and broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

        A shareholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1360 O'Brien Drive, Menlo Park, California 94025 or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the shareholder actually votes in person at the meeting.

        The proxy card accompanying this Proxy Statement is solicited by the Board. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies in connection with the Annual Meeting. In that event, the Company will pay such firm customary fees, which the Company expects would be approximately $10,000, plus expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

        The Bylaws of the Company provide for a Board consisting of between five and nine directors. The number of directors currently authorized is eight. Eight directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. All of the nominees named below are presently directors of the Company, and each of the nominees was elected to his present term by the shareholders of the Company.

        The present term of each of the directors continues until the Annual Meeting and until his successor has been elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

        The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his successor has been elected and qualified.

        The Company's Articles of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the California General Corporation Law.

        The name of and certain other information regarding each nominee is set forth in the table below.

Name of Nominee	Age	Principal Occupation	Director Since
Peter D. Staple(1)(3)	58	Chief Executive Officer, Corium International, Inc.	2003
G. Steven Burrill(1)(2)(3)	65	Chief Executive Officer, Burrill & Company	1997
Karen A. Dawes(2)	58	President, Knowledgeable Decisions, LLC	2008
Carl A. Pelzel	59	President and Chief Executive Officer, Depomed, Inc.	2007
James A. Schoeneck(1)	52	Chief Executive Officer, BrainCells Inc.	2007
Craig R. Smith, M.D.(2)(3)	64	Chief Operating Officer, Algenol Biofuels, Inc. and President, Williston Consulting, LLC	2004
Julian N. Stern	85	Attorney	2001
David B. Zenoff, D.B.A.(2)(3)	72	President, David B. Zenoff Associates, Inc.	2007

(1)
Current member of the Audit Committee

(2)
Current member of the Compensation Committee

(3)
Current member of the Nominating and Corporate Governance Committee

        Peter D. Staple has served as a director of the Company since November 2003, and as Chairman of the Board since March 2009. Since March 2008, Mr. Staple has served as Chief Executive Officer and a director of Corium International, Inc., a privately-held biopharmaceutical company. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for biopharmaceutical company Chiron Corporation. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Pharmaceutical Development; Drug Delivery Technologies; Legal and Corporate Governance; Audit Committee Service; Strategic Transactions; Pharmaceutical Development and Commercialization Collaborations; Intellectual Property Litigation Management; and Corporate Finance. Mr. Staple holds B.A. and J.D. degrees from Stanford University.

        G. Steven Burrill has served as a director of the Company since August 1997. He founded and has been Chief Executive Officer of Burrill & Company, a life sciences merchant bank, since 1997. Mr. Burrill served in the same capacity at Burrill & Company's predecessor firm, Burrill & Craves, between 1994 and 1996. Prior to starting Burrill & Craves, Mr. Burrill spent 28 years with Ernst & Young LLP, as Partner and as International Chairman of the firm's Manufacturing/High Technology/Life Sciences Industry Practice. The Board considered Mr. Burrill's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Investment Banking; Corporate Finance; Corporate Strategy; International Collaborations and Strategy; Accounting; Audit Committee Financial Expert; Compensation Committee and Nominating and Governance Committee Service. Mr. Burrill currently serves as Chairman of the Board of Pharmasset, Inc., and is a director of Targacept, Inc. and several private companies. Mr. Burrill holds a B.B.A. degree from the University of Wisconsin.

        Karen A. Dawes has served as a director of the Company since April 2008. Since 2003, Ms. Dawes has served as President of Knowledgeable Decisions, LLC, a pharmaceutical consulting firm that she founded. Between 1999 and 2003, Ms. Dawes served as Senior Vice President and U.S. Business Group Head for Bayer Corporation's U.S. Pharmaceuticals Group. Prior to joining Bayer, she served as Senior Vice President, Global Strategic Marketing for Wyeth, formerly known as American Home Products, where she held responsibility for worldwide strategic marketing. She also served as Vice President, Commercial Operations for Genetics Institute, Inc., which was acquired by Wyeth in 1997. Ms. Dawes began her pharmaceutical industry career at Pfizer, Inc. where, from 1984 to 1994, she held a number of positions in Marketing, serving most recently as Vice President, Marketing of the Pratt Division. The Board considered Ms. Dawes' experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Marketing; Commercial Operations; Product Development; Commercial Strategy; Business Planning; Pharmaceutical Product Launch; Women's Health; Board Chair experience; and Compensation Committee Service. Ms. Dawes holds an M.B.A. from Harvard University, and B.A. and M.A. degrees from Simmons College. Ms. Dawes is a member of the Board of Directors of Repligen Corporation, a biopharmaceutical company.

        Carl A. Pelzel has served as a director of the Company since August 2007, when he was elected to the Board in conjunction with his appointment as the Company's President and Chief Executive Officer. Mr. Pelzel joined the Company in June 2005 as Vice President, Marketing and Commercial Development, and was promoted to Executive Vice President and Chief Operating Officer in September 2005. Before joining the Company, Mr. Pelzel served as Senior Vice President, Global Commercial Operations at Chiron Corporation from June 2003 to September 2004. Prior to joining Chiron, Mr. Pelzel was President and Chief Executive Officer of Invenux Inc., a privately-held biopharmaceutical company, from March 2001 to November 2002. Mr. Pelzel also spent 11 years with GlaxoSmithKline in senior-level sales, marketing and international operational positions, including Country Manager of Hong Kong and China. He spent 13 years with American Home Products, focused primarily on its antibiotics business. During his career, he directed the launch of five major pharmaceutical products, many on a global basis. The Board considered Mr. Pelzel's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Sales and Marketing; Commercial Operations; Business and Corporate Development; Business Planning; Investor Relations; Collaborations and Partnering; Chief Operating Officer experience. Mr. Pelzel holds a B.A. degree from Hartwick College of Oneonta, New York and an M.S. degree in Natural Sciences from the University of Paris.

        James A. Schoeneck has served as a director of the Company since December 2007. Since September 2005, Mr. Schoeneck has served as Chief Executive Officer of BrainCells Inc., a privately-held biopharmaceutical company. Before joining BrainCells Inc., Mr. Schoeneck served as Chief Executive Officer of ActivX BioSciences, a proteomics-based biotechnology company, from November 2003 until its acquisition in December 2004. Prior to ActivX, Mr. Schoeneck served as President, Chief Executive Officer, and Chief Operating Officer of Prometheus Laboratories Inc., a specialty pharmaceutical company, for three years. Before Prometheus, Mr. Schoeneck served as Vice President and General Manager, Immunology Business Unit and Vice President of Marketing and Commercial Development of Centocor, Inc., a subsidiary of Johnson & Johnson, for three years. Prior to Centocor, Mr. Schoeneck spent 13 years at Rhone-Poulenc Rorer, Inc. (now Aventis) serving in various commercial positions. The Board considered Mr. Schoeneck's experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Sales and Marketing; Commercial Operations; Product Development; Managed Markets; Corporate Finance; Product Launch; Collaborations and Partnering; Small/Large Company Corporate Management and Leadership; Audit and Compensation Committee Service. Mr. Schoeneck holds a B.S. degree in Education from Jacksonville State University.

        Craig R. Smith, M.D. has served as a director of the Company since May 2004. Since 2006, Dr. Smith has served as Director, Executive Vice President, and Chief Operating Officer for Algenol Biofuels, Inc., a private industrial biotechnology company. Dr. Smith has also served as the President of Williston Consulting, LLC, an advisory firm to pharmaceutical and biotechnology companies, since 2004. He is the former Chairman, President and Chief Executive Officer of Guilford Pharmaceuticals, Inc., which he co-founded in July 1993 and led until 2004. Prior to joining Guilford, Dr. Smith was Senior Vice President for Business and Market Development at Centocor, Inc., a biotechnology company. Dr. Smith joined Centocor in 1988 as Vice President of Clinical Research after serving on the faculty of the Department of Medicine at the Johns Hopkins School of Medicine for 13 years. Dr. Smith has experience and expertise within the following areas relevant to the Company and its business that the Board considered in concluding that he should serve on the Board: Corporate and Board Management and Leadership experience; Business and Corporate Development; Product Development; Collaborations and Partnering; Practicing Physician experience; Clinical Trial Design; Biostatistics; Regulatory; Audit and Compensation Committee Service. Dr. Smith holds a B.S. from the University of the South, and received his M.D. degree from the State University of New York at Buffalo in 1972. Dr. Smith received training in Internal Medicine at the Johns Hopkins Hospital from 1972 to 1975. Dr. Smith is also a director of Adams Express Company, a closed-end equity investment company, Petroleum & Resources Corporation, an equity investment company, and La Jolla Pharmaceutical Company, a specialty pharmaceutical company.

        Julian N. Stern has served as a director of the Company since April 2001. Mr. Stern has served as the Company's Secretary since its founding. Since October 2008, he has served as Counsel to the law firm of Goodwin Proctor, LLP. Mr. Stern was the sole shareholder of a professional corporation that was a partner of the predecessor of the law firm of Heller Ehrman LLP, and previously served as Senior of Counsel to Heller Ehrman LLP. Mr. Stern has experience and expertise within the following areas relevant to the Company and its business that the Board considered in concluding that he should serve on the Board: Legal and Corporate Governance; Collaborations and Partnering; Corporate Finance; Business and Corporate Development; Intellectual Property; Litigation Strategy; Strategic Transactions; service as Founder and past director of various publicly-held biotechnology and pharmaceutical companies. Mr. Stern currently serves as a member of the board of directors of several private biopharmaceutical companies. Mr. Sterns holds J.D. and L.L.M. degrees from Yale University, and a B.S. from New York University.

        David B. Zenoff, D.B.A. has served as a director of the Company since March 2007. Since 1973, Dr. Zenoff has been the President of David B. Zenoff and Associates, Inc., a strategy and administrative practices firm. Dr. Zenoff has taught at various universities, including Stanford University Graduate School of Business, Columbia Graduate School of Business, and IMEDE in Lausanne, Switzerland. Dr. Zenoff has experience and expertise within the following areas relevant to the Company and its business that the Board considered in concluding that he should serve on the Board: Corporate Strategy; Business Planning; Management Consulting; Pharmaceutical Strategic Marketing; Board Process and Governance; Strategic Transactions; and Corporate Management and Leadership. Dr. Zenoff holds a B.A. from Stanford University, and M.B.A. and doctorate degrees from Harvard University. Dr. Zenoff is also a member of the board of directors of Williams-Sonoma, Inc., a specialty retailer.

        There are no family relationships among any of the Company's directors or executive officers.

 CORPORATE GOVERNANCE

        The Board met five times during fiscal 2009. The Audit Committee met four times, the Compensation Committee met two times, and the Nominating and Corporate Governance committee met one time. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member's service and (ii) the total number of meetings of Committees on which such member served, during the period of such member's service.

Board Independence

        The Board has determined that Ms. Dawes, Messrs. Burrill, Staple, Stern and Schoeneck, and Drs. Smith and Zenoff, are "independent" under the rules of the Nasdaq Global Market. Under applicable Securities and Exchange Commission ("SEC") and Nasdaq rules, the existence of certain "related party" transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, including Mr. Stern's relationships with certain of the Company's outside legal counsel.

Board Leadership Structure

        The Board of Directors does not have a policy regarding whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee directors. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. However, the Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is currently the most appropriate structure for the Company because that structure is consistent with best corporate governance practices and may enhance the independence of the Board. Currently, Mr. Staple, a non-employee director, serves as the Chairman of the Board and Mr. Pelzel serves as a Director and Chief Executive Officer.

The Board's Role in Risk Oversight

        The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, clinical, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these reports to enable it to understand the Company's risk profile and the Company's risk identification, risk management and risk mitigation strategies. When a Committee receives the report, the Chairman of the relevant Committee reports on the discussion to the full Board during the next Board meeting. This enables to the Board and its Committees to coordinate the risk oversight role.

        The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls. The Compensation Committee is responsible for management of risks relating to the Company's compensation program and policies and assesses the Company's effectiveness at linking pay to performance, as well as aligning the interests of executives and other employees with those of the Company's shareholders. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, as well as other areas of corporate governance.

Board Committees

        The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee.

        Audit Committee.    The Company's Audit Committee consists of Messrs. Burrill, Staple and Schoeneck. Mr. Burrill is the Chairman of the Audit Committee. The Audit Committee oversees the Company's corporate accounting and financial reporting process. The Audit Committee evaluates the independent registered public accounting firm's qualifications, independence and performance; determines the engagement of the Company's independent registered public accounting firm; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the engagement team as required by law; reviews the Company's financial statements; reviews the Company's critical accounting policies and estimates; and discusses with management and the independent registered public accounting firm the results of the annual audit and the review of the Company's quarterly financial statements. The Board has determined that Mr. Burrill is the Company's Audit Committee financial expert under applicable SEC rules. The Company believes that the composition of the Audit Committee meets the requirements for independence under the current requirements of the Nasdaq Global Market and SEC rules and regulations.

        Compensation Committee.    The Company's Compensation Committee consists of Mr. Burrill, Ms. Dawes and Drs. Smith and Zenoff. Ms. Dawes is the Chairperson of the Compensation Committee. The Compensation Committee reviews and recommends policies relating to compensation and benefits of the Company's officers and employees, including reviewing corporate goals and reviewing and approving objectives relevant to compensation of the Chief Executive Officer, other executive officers and key employees, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company's equity incentive plans. The composition of the Compensation Committee meets the requirement for independence under applicable requirements of the Nasdaq Global Market and the SEC.

        Nominating and Corporate Governance Committee.    The Company's Nominating and Corporate Governance Committee consists of Messrs. Staple and Burrill, and Drs. Smith and Zenoff. Dr. Zenoff is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies and evaluates nominees for election as directors. The Company believes that the composition of the Nominating and Corporate Governance Committee meets the applicable independence requirements of the Nasdaq Global Market.

        Charters for the Company's Nominating and Corporate Governance, Audit, and Compensation Committees are posted on the Company's website at: http://www.depomed.com.

 DIRECTOR NOMINATIONS

        The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.

        Criteria for Nomination to the Board of Directors.    The Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board, and seeks to ensure that at least a majority of the directors are independent under the rules of the Nasdaq Global Market, and that members of the Audit Committee meet the financial literacy requirements under the rules of the Nasdaq Global Market and at least one of them qualifies as an "audit committee financial expert" under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, and willingness to devote adequate time to Board duties.

        The principal occupations, background and other information about the Board nominees for director are set forth above as well as a discussion of the specific experience, qualifications, attributes or skills of each director that led to the conclusion that he or she should serve on the Board at this time. The Board believes that each director's unique background and skill set gives the Board as a whole competence and experience in a wide variety of areas, including the pharmaceutical industry, corporate governance and board service, executive management and finance. The Board also believes that each director has demonstrated business acumen and an ability to exercise sound judgment, is committed to serving the Company, and has a reputation for integrity, honesty and adherence to high ethical standards.

        Shareholder Proposals for Nominees.    The Nominating and Corporate Governance Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of the Company and should include (at a minimum) the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, "SHAREHOLDER PROPOSALS" below.

        Process for Identifying and Evaluating Nominees.    The process for identifying and evaluating nominees to the Board is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and who have the specific qualities or skills being sought based on input from members of the Board and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Corporate Governance Committee by reviewing the candidates' biographical information and qualifications and checking the candidates' references or associates. Qualified nominees are interviewed by at least one member of the Nominating and Corporate Governance Committee. Serious candidates generally meet, either in person or by telephone, with all members of the Nominating and Corporate Governance Committee and as many other members of the Board as practicable, and using the input from such interviews and the information obtained by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that the Board nominate, or elect to fill a vacancy, with one of the final prospective candidates. Candidates recommended by the Nominating and Corporate Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy.

        The Nominating and Corporate Governance Committee expects that a similar process will be used to evaluate nominees recommended by shareholders. However, to date, the Company has not received any shareholder proposal to nominate a director.

        Diversity.    The Company endeavors to have a Board with diverse experience at policy-making or strategic-planning levels in business or in other areas that are relevant to the Company's activities. The Company does not have a policy with respect to diversity in identifying or selecting nominees for the Board. However, in evaluating nominees, the Nominating and Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual's qualifications complement, strengthen and enhance those of existing Board members as well as the future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board's performance and ways in which such performance can be improved.

        Nominees to the Board of Directors for the Annual Meeting.    The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board.

        Board Nominees for the Annual Meeting.    Each of the nominees listed in this Proxy Statement, is a current director standing for re-election.

COMMUNICATIONS WITH DIRECTORS

        Interested parties wishing to contact the directors of the Company may do so by writing to them at the following address: c/o General Counsel, 1360 O'Brien Drive, Menlo Park, CA 94025. All letters received will be categorized and processed by the Company's General Counsel. Comments or questions regarding the Company's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance committee. All other comments and questions will be referred to the entire Board.

        The Company has a policy of encouraging all directors to attend the annual shareholder meetings and generally schedules a meeting of the Board of Directors on the date of the annual meeting each year to make it more convenient for them to do so. All of the Company's directors attended the 2009 Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee consists of Mr. Burrill, Ms. Dawes, Drs. Smith and Zenoff. None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. None of these directors had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K (Certain Relationships and Related Transactions). No interlocking relationship exists, or in the past fiscal year has existed, between any member of the Compensation Committee and any member of any other company's board of directors or compensation committee.

CODE OF ETHICS

        The Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors, including its principal executive officer and its principal financial officer. A copy of the code is available on the Company's website at: http://www.depomed.com.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

        The following table sets forth information regarding ownership of the Company's common stock as of March 31, 2010 (or earlier date for information based on filings with the SEC) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company's common stock, (b) each director and nominee for director of the Company, (c) each person who served as the Company's Chief Executive Officer in 2009, each person who served as principal financial officer in 2009, and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)		Number Subject to Convertible Securities Exercisable Within 60 Days	Percentage of Common Stock (%)
Third Point LLP(3)	6,790,000	(4)	—	12.97%

BlackRock, Inc.(5)	5,541,727	(6)	—	10.59%

Tang Capital Partners, LP(7)	3,485,077	(8)	—	6.66%

RA Capital Management, LLP(9)	2,686,552	(10)	—	5.13%

Carl A. Pelzel	792,118		741,310	1.49%

Julian N. Stern	269,583		106,250	*

Matthew M. Gosling	185,857		183,079	*

G. Steven Burrill	181,250		126,250	*

Peter D. Staple	101,250		91,250	*

Craig R. Smith, M.D.	91,250		91,250	*

Michael Sweeney, M.D.	90,199		85,729	*

Tammy L. Cameron	86,809		80,230	*

David B. Zenoff, D.B.A.	73,338		56,042	*

Karen A. Dawes	39,271		34,271	*

James A. Schoeneck	36,354		36,354	*

All directors & executive officers as a group (11 persons)	1,947,279		1,632,015	3.61%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Depomed, Inc., 1360 O'Brien Drive, Menlo Park, CA 94025.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after March 31, 2010. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
The address of Third Point LLC is 390 Park Ave., New York, New York 10022.

(4)
Includes (i) 6,790,000 shares of common stock as to which Third Point LLC has shared voting and shared dispositive power; and (ii) 6,790,000 shares of common stock as to which Daniel S. Loeb has shared voting and shared dispositive power; and (iii) 3,886,000 shares of common stock as to which Third Point Offshore Master Fund, L.P. has shared voting and shared dispositive power; and (iv) 3,886,000 shares of common stock as to which Third Point Advisors II L.L.C. has shared voting and shared dispositive power. This information was obtained from the Schedule 13G filed on February 16, 2010 with the SEC by Third Point LLC.

(5)
The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York, 10022.

(6)
Includes (i) 5,541,727 shares of common stock as to which BlackRock, Inc. has sole voting and sole dispositive power. This information was obtained from the Schedule 13G filed March 31, 2010 with the SEC by BlackRock, Inc.

(7)
The address of Tang Capital Partners, LP is 4401 Eastgate Mall, San Diego, California 92121.

(8)
Includes (i) 3,150,077 shares of common stock as to which Tang Capital Partners, LP has shared voting and shared dispositive power; (ii) 3,150,077 shares of common stock as to which Tang Capital Management, LLC has shared voting power and shared dispositive power; and (iii) 3,303,077 shares of common stock as to which Kevin C. Tang has shared voting power, 3,417,077 shares of common stock as to which Kevin C. Tang has shared dispositive power, and 68,000 shares of common stock as to which Kevin C. Tang has sole voting and sole dispositive power. This information was obtained from the Schedule 13G/A filed on February 16, 2010 with the SEC by Tang Capital Partners, LP.

(9)
The address of RA Capital Management, LLC is 800 Boylston Street, Suite 1500 Boston, Massachusetts 02199.

(10)
Includes (i) 2,686,552 shares of common stock as to which RA Capital Management, LLC has sole voting and sole dispositive power; and (ii) 2,686,552 shares of common stock as to which Peter Kolchinsky has sole voting and sole dispositive power; and (iii) 1,817,268 shares of common stock as to which RA Capital Healthcare Fund, L.P. has sole voting and sole dispositive power. This information was obtained from the Schedule 13G filed on March 4, 2010 with the SEC by RA Capital Management, LLC.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Audit Committee of the Board is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving related party transactions. The Company has not engaged and does not propose to engage in any transaction or series of transactions in which the amount involved exceeded or exceeds $120,000 and in which any of the Company's directors or executive officers, any holder of more than 5% of any class of the Company's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to the Company in any amount in excess of $120,000 at any time, except as described below.

John W. Fara Consulting Arrangement

        In August 2007, John W. Fara, Ph.D. retired from his positions as President, Chief Executive Officer and Chairman of the Company. Dr. Fara continued to serve as a member of the Company's Board of Directors until May 2008. The Company entered into a consulting agreement with Dr. Fara in August 2007, pursuant to which Dr. Fara provided consulting services to the Company through December 31, 2009. From August 2007 through December 31, 2008, the Company paid Dr. Fara $20,833 per month for his consulting services, reimbursed Dr. Fara for COBRA and life insurance premiums. For the year ended December 31, 2009, the Company did not incur any expenses associated with this consulting agreement. During the period of his consultancy, Dr. Fara continued to vest in all of his unvested stock options, and his vested stock options remained exercisable.

Indemnification Agreements

        The Company has entered into indemnification agreements with each of its current officers and directors pursuant to which the Company is obligated to indemnify such officers and directors for breaches of fiduciary duty to the fullest extent permitted by the California General Corporation Law. In addition, the Company has entered into management continuity agreements with each of its officers in the form described below under "EXECUTIVE COMPENSATION—Potential Payments upon Termination or Change in Control".

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and SEC rules, the Company's directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2009, such SEC filing requirements were satisfied.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This compensation discussion and analysis describes the material elements of compensation awarded to, earned by, or paid in 2009, to each of the executive officers named below under "Summary Compensation Table" (the "named executive officers"). This compensation discussion and analysis focuses on the information contained below under this "EXECUTIVE COMPENSATION" section, and in the related footnotes and narrative.

  General

        The Company's compensation program is designed to attract, inspire, motivate and reward executives responsible for attaining the financial and strategic objectives essential to our long-term success and growth in shareholder value. The Company's Compensation Committee is responsible for overseeing our compensation program, including compensation awarded to our named executive officers. The Company seeks to provide a competitive level of total compensation that directly links incentive opportunities to the Company's performance .. The premise underlying the program is that it is in the best interests of shareholders to reward executives only when the Company's performance objectives are achieved. The key objectives of the compensation program are to:

  •
  attract and retain executives to lead and manage the Company who are talented, qualified, and capable of achieving the Company's business objectives;

  •
  inspire and motivate executives to achieve operating goals through an emphasis on performance-based compensation;

  •
  provide a strong, direct link between the Company's financial and strategic goals and executive compensation;

  •
  align the interests of the Company's executives and shareholders; and

  •
  fairly reward executives for their efforts on behalf of the Company.

        The primary elements of the Company's executive compensation program are base salary, annual cash bonus, and stock options. The Company views these components as related but distinct. That is, it does not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. The Company determines the appropriate level for each compensation component based in part, but not exclusively, on individual performance, competitive compensation information in light of the Company's recruiting and retention goals, and its view of internal equity and consistency. The Company believes that, as is common in the biotechnology and pharmaceutical industries, stock-based awards, salary and cash bonuses are all necessary to attract and retain employees. To date, the Company has not adopted any formal policies or guidelines for allocating compensation between long-term and short-term compensation, or between cash and non-cash compensation.

        The Chief Executive Officer assists the Compensation Committee in its annual review of the base salaries and other compensation elements of other executive officers. Specifically, the Chief Executive Officer recommends for the committee's consideration base salary increases, option grant, and the level of achievement of individual objectives for all other executive officers, and discusses his recommendations with the Compensation Committee. The Compensation Committee performs and annual review of the base salary and other compensation elements for the CEO.

  Review of Competitive Market

        The Compensation Committee considers various sources of third party compensation information in connection with its compensation decisions. In particular, the committee considers compensation packages offered by its competitors for executive talent. In 2009, the Compensation Committee reviewed publicly available compensation information from 12 Bay Area pharmaceutical and biotechnology companies compiled by the Company's human resources department. The companies reviewed included:

  Geron Corporation;
  Maxygen, Inc.;
  Onyx Pharmaceuticals, Inc.;
  Pain Therapeutics, Inc.;
  Jazz Pharmaceuticals, Inc.;
  Durect Corporation;
  SuperGen, Inc.;
  Pharmacyclics, Inc.;
  Vivus, Inc.;
  Questcor, Inc.;
  Telik, Inc.; and
  Xoma Ltd.

        The Compensation Committee also reviewed a custom survey prepared by Radford Surveys & Consulting, a business unit of Aon, that analyzed compensation results from approximately 20 publicly held Northern California biotech and pharmaceutical companies with up to 500 employees, and revenues of $10 million to $100 million. For instances where there is sufficient information (i.e., at least five positions reported), separate information was provided for companies with between 50-149 employees and for those with 150-500 employees. Companies represented in the report were: Affymax, Inc.; Alexza Pharmaceuticals, Inc.; Aryx Therapeutics, Inc.; Cerus Corporation; Cytokinetics Incorporated; Durect Corporation; Dynavax Technologies, Inc.; Facet Biotech, Inc.; Intermune, Inc.; Jazz Pharmaceuticals, Inc.; Medivation, Inc.; Nektar Therapeutics; Questcor Pharmaceuticals, Inc.; Sangamo Biosciences, Inc.; SciClone Pharmaceuticals, Inc.; SuperGen, Inc.; Theravance, Inc.; Xenoport, Inc.; and Xoma Ltd.

        The Compensation Committee reviews the information described above in order to understand current compensation practices at peer companies. However, the Compensation Committee does not engage in formal benchmarking relative to peer companies, and to date has not hired any third party compensation consultants.

  Compensation Elements

        Base Salary.    The Company seeks to provide its executive officers with competitive annual base salaries in order to attract and retain talented individuals. However, the Company seeks to ensure that a substantial portion of its executives' compensation depends on the achievement of corporate and individual goals. In determining appropriate salary levels for a given executive officer, the Compensation Committee considers the following factors:

  •
  individual performance;

  •
  level of responsibility;

  •
  breadth, scope, and complexity of the position;

  •
  executives' salaries relative to each other; and

  •
  salary levels for comparable positions at peer companies.

        Based on the criteria above, in January 2009 and January 2010, the Compensation Committee increased the base salary levels of the named executive officers retroactive to January 1 of each such year, as follows:

Base Salary ($) and Increase (%)
Name and Principal Position	2009	2010
Carl A. Pelzel President and Chief Executive Officer	450,000 / 6.0	500,000 / 11.0
Tammy L. Cameron Vice President, Finance	207,000 / 6.0	213,210 / 3.0
Matthew M. Gosling Vice President and General Counsel	340,000 / 5.0	346,800 / 2.0
Michael Sweeney, M.D. Vice President, Research and Development	328,000 / 6.0	341,120 / 4.0

        Cash Bonus.    The Company's executive officers participate in the Depomed, Inc. Bonus Plan (the "Bonus Plan"), which provides for annual cash bonuses based on the achievement of individual and corporate objectives. Executives' cash bonus target as a portion of base salary is 50% (in the case of the CEO) or 35% (in the case of all other executive officers). Payment of annual cash bonuses is designed to reward performance for achieving business goals, which the Company believes increases shareholder value.

        Bonus payouts are tied in significant part to company-wide corporate objectives set by the Board, generally late in the fourth quarter of the prior year. Corporate objectives are quantitative in nature, so that achievement can be objectively measured, and are weighted by relative importance. Following the completion of the fiscal year, the Compensation Committee assesses the Company's performance relative to the corporate goals, and applies a "corporate multiplier" based on that assessment. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. The full Board of Directors makes the final determination of the corporate multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive's total bonus payout is 80% (in the case of the CEO) or 60% (in the case of all other executive officers). The Board does not classify individual objectives by their relative difficulty, but believes that the Company's corporate objectives are, on the whole, ambitious but achievable. The corporate multipliers established for 2007, 2008, and 2009 were 75%, 110% and 92%, respectively.

        Corporate objectives for 2009, their relative weights, and the extent to which the Compensation Committee determined they were achieved, were as follows:

Goal		Weighting	Extent Achieved
1.	Not later than December 31, 2009, publicly announce preliminary top-line results of both Breeze 1 and Breeze 2 Phase 3 trials in menopausal hot flashes that support an NDA filing	.25	60% (.15)
2.	Not later than November 25, 2009, publicly announce preliminary top-line results of Phase 3 DM-1796 trial in postherpetic neuralgia that support an NDA filing	.20	110% (.22)
3.	Manage revenue and costs to achieve a cash balance at December 31, 2009 of at least $58 million	.20	100% (.20)
4.	Enter into at least one cash-generating business development transaction	.10	100% (.10)
5.	Obtain board approval of Serada business plan prior to positive Hot Flash data	.10	100% (.10)
6.	Complete and deliver to Covidien the two initial product formulations required under the Company's license and development arrangement with Covidien	.05	100% (.05)

Corporate Multiplier			.82 of .90

        The Compensation Committee elected to use its discretion to recommend that the Corporate Multiplier be set at 92%, the nearest whole percentage up from the 91.1% figure calculated by dividing 0.82 by 0.90. The Compensation Committee's determination of the Corporate Multiplier of 92% was approved by the full Board of Directors.

        In connection with its approval of the Company's 2009 corporate objectives in December 2008, the Board of Directors also set an objective with a 10% weighing to initiate at least one Phase 1 clinical trial for a development program that was not in the clinic at December 31, 2008. During the course of 2009, management recommended postponing advancement of any new product candidate into clinical trials pending identification of a sufficiently compelling candidate. The full Board of Directors endorsed that recommendation, and felt it reflected an appropriate, responsible use of Company financial and personnel resources. In connection with its review of the Company's achievement of its 2009 corporate objectives, the Compensation Committee recommended excluding that objective from the determination of Company's achievement of its objectives, and the full Board of Directors approved the exclusion of that objective.

        The objectives set forth above, and their relative weightings, reflected the Board's view of the corporate objectives expected to be of particular importance to the Company in 2009 as of the time that the objectives were established in December 2008. The Compensation Committee has the discretion to consider in its determination of the Company's overall achievement of its 2009 corporate objectives the performance of the Company's stock (relative to a basket of specified peers), or the achievement (or lack of achievement) of objectives other than those initially established set forth above that arise during the course of the year due to changes in the Company's business plan. Accordingly, the Compensation Committee had the discretion to increase or decrease the overall percentage achievement of the Company's 2009 objectives as it deemed appropriate to reflect the achievement (or lack of achievement) of such objectives and to increase the achievement result in the case of very favorable results, which it did in the case of the cash balance objective for the end of 2009. In 2009, the Compensation Committee reviewed the performance of the Company's stock, which it considered positively in absolute terms and relative to its pre-identified peer group of similarly situated companies. The Compensation Committee also reviewed other developments and achievements during 2009 in addition to those specified in the corporate objectives. The Compensation Committee elected not to make any adjustment to the overall corporate multiplier as calculated above, other than the exclusion of the objective described in the preceding paragraph.

        In addition to corporate goals, the Board of Directors sets individual goals for the CEO, and the CEO sets individual goals for each of the other executive officers. The weighting of individual goals as a portion of an executive's total bonus payout is 20% (in the case of the CEO) or 40% (in the case of all other executive officers). Individual objectives are mainly quantitative in nature, weighted by relative importance, and linked with corporate goals. Following the completion of the year, the Compensation Committee (in the case of the CEO) and the Compensation Committee in consultation with the CEO (in the case of other executive officers) review the achievement of individual goals, and determine the extent to which each goal was achieved, where a rating of "1" indicates full achievement of a given goal. An executive may earn a rating of greater than "1" with respect to a particular goal if his performance in achieving the goal exceeds expectations. Based on each executive's achievement of his individual goals and the weighting of the goals, he receives an overall individual rating.

        Each executive's total annual cash bonus is determined by applying the corporate multiplier to the portion of his bonus target tied to corporate objectives, and by applying his overall individual rating to the portion of his bonus target tied to individual goals, subject to adjustment in the discretion of the Compensation Committee.

        In 2009, the Board of Directors determined that the Company's overall corporate goals outlined above would serve as Mr. Pelzel's individual goals as well.

        The 2009 individual objectives for Dr. Sweeney, the Company's Vice President, Research and Development, and the extent to which the goals were achieved, were as follows:

Goal		Weighting	Extent Achieved
1.	Not later than August 31, 2009, complete Breeze 1 and Breeze 2 Phase 3 studies, with database lock by mid-October 2009	25%	1.0
2.	Complete recruitment of the Phase 3 DM-1796 trial in postherpetic neuralgia by June 2009 to allow last patient visit by the end of August 2009, with database lock by mid-October	15%	1.2
3.	Manage and lead the development department to ensure budgets and project timelines are met	15%	1.2
4.	Focus Scientific Strategy Group on supporting business development efforts with data analysis and interpretation for cooperative projects, and identify adequate resources within the group to achieve this objective	5%	1.0
5.	Provide medical input into the Serada business plan and ensure adequate scientific rigor for any R&D activities contained within the plan	5%	1.0
6.	File a pre-IND package with FDA for a new development project, and commence a phase 1 study in the third quarter with commercial support. Depending on FDA feedback on pre-IND package, work with internal development groups to identify an external phase 1 ready compound in a specified specialty area	10%	1.0
7.	Manage internal personnel and partner to ensure successful delivery of the two initial Covidien formulations by the end of September 2009	5%	1.0
8.	Manage the R&D department to achieve corporate goals with optimal alignment of resources to changing priorities via use of consultants and clinical research organizations	20%	1.2

        Dr. Sweeney's overall individual performance score calculated on the basis of the goals identified above was 1.10. After discussion with Mr. Pelzel, the Compensation Committee awarded Dr. Sweeney a cash bonus of $130,000, or approximately $16,000 more than his calculated bonus due primarily to the completion and results of the Company's Phase 3 clinical trial programs during the year, the progress made toward completing the DM-1796 NDA for the year, and Dr. Sweeney's management of expenses associated with the Company's Phase 3 trials.

        The 2009 individual objectives for Mr. Gosling, the Company's Vice President and General Counsel, and the extent to which the goals were achieved, were as follows:

Goal		Weighting	Extent Achieved
1.	Formalize internal corporate committee structures, composition and responsibilities, and otherwise enhance and oversee the Company's internal governance and compliance mechanisms in accordance with 2009 legal department business plan, with particular emphasis on policies and mechanisms appropriate for the Company's potential transition to a fully integrated specialty pharmaceutical company	25%	0.7
2.	Oversee implementation of commercial contracting policy to ensure appropriate legal review and input on all commercial contracts	5%	1.0
3.	Manage legal and investor relations department to approved budgets	10%	1.0
4.	Contribute significantly to at least one cash-generating business development transaction, and oversee the legal aspects of the transaction	10%	1.0
5.	Implement revised, tiered patent prioritization policy to ensure cost-effective patent prosecution and maintenance	10%	0.7
6.	Secure at least one additional US patent allowance, and hold at least eight USPTO interviews	10%	1.0
7.	File at least seven new United States patent applications	5%	1.0
8.	Implement approved investor relations plan for 2009	10%	1.0
9.	Manage and implement successful company investor day in the second quarter	10%	1.2
10.	Secure invitations to attend at least six investor conferences	5%	1.0

        Mr. Gosling's overall individual performance score calculated on the basis of the goals identified above was 0.92. After discussion with Mr. Pelzel, the Compensation Committee awarded Mr. Gosling a cash bonus of $110,000, which was approximately equal to his calculated bonus.

        The 2009 individual objectives for Ms. Cameron, the Company's Vice President, Finance, and the extent to which the goals were achieved, were as follows:

Goal		Weighting	Extent Achieved
1.	Enhance current accounting systems by implementing additional modules	20%	1.0
2.	Proactively manage forecast and budget vs. actual reporting to ensure the Company stays on track in achieving 2009 corporate financial objectives	25%	1.2
3.	Ensure the Company complies with internal control requirements, resulting in no material weaknesses and minimal significant deficiencies	25%	1.0
4.	Ensure timely filing of all SEC filings	15%	1.0
5.	Manage all technical aspects of tax compliance	15%	1.0

        Ms. Cameron's overall individual performance score calculated on the basis of the goals identified above was 1.05. After discussion with Mr. Pelzel, the Compensation Committee awarded Ms. Cameron a cash bonus of $70,000, which was approximately equal to her calculated bonus.

  Stock Options

        The Company grants stock options to executive officers to motivate them to assist with the achievement of corporate objectives, to aid in their retention, and to align their interests with those of the Company's shareholders by providing executives with an equity stake. Stock options granted to executive officers have an exercise price equal to 100% of the fair market value of the Company's common stock (the closing sales price on the Nasdaq Global Market) on the date of grant, so they have value only to the extent that the market price of the Company's common stock increases after the date of grant. Typically, stock options vest and become exercisable over four years. One-quarter of the shares subject to the option vest after one year in the case of initial option grants. Options generally vest monthly in the case of annual "refresher" grants. The Compensation Committee makes stock option grants to executive officers.

        Stock options typically are granted to executive officers when they join the Company, and then in connection with significant changes in responsibilities. In considering initial option grants for executives, the committee takes into account the total compensation package offered to the executive, equity grants to comparable executives at similarly situated companies, and the number of stock options granted to the new executive relative to the stock options held by or granted to the Company's other executives.

        The Compensation Committee also considers annual "refresher" grants for executive officers based on the same factors it considers in making initial option grants, as well as the executive's performance, the Company's performance relative to corporate objectives, and recent growth or decline in shareholder value. Refresher grants are generally made in the first quarter of the fiscal year. The dates of meetings of the Compensation Committee vary, are not set in advance, and are not coordinated with the release of information concerning the Company's business. In January 2010, in connection with its determinations regarding executive compensation, the committee made refresher grants to Messrs. Pelzel (200,000 shares) and Gosling (70,000 shares), Dr. Sweeney (85,000 shares) and Ms. Cameron (70,000 shares).

  CEO Compensation

        In setting Mr. Pelzel's base salary for 2010, the Compensation Committee reviewed Mr. Pelzel's performance as well as an analysis of 2009 compensation paid to other CEOs of publicly-traded Bay Area pharmaceutical and biotechnology companies identified above under "Review of Competitive Market". The Compensation Committee set Mr. Pelzel's base salary at $500,000 per year, granted him options to purchase 200,000 shares, and awarded Mr. Pelzel a $250,000 cash bonus. The Compensation Committee adjusted Mr. Pelzel's base salary to place it closer to the median among the peer group. His stock option grant was at or below the median grant for CEOs in the peer group, and his cash bonus was near the median for CEOs in the peer group. The Compensation Committee considered Mr. Pelzel's performance over his 30 month tenure as the CEO of a public company, and determined that a base salary at or slightly below the median of the peer group was appropriate. In setting Mr. Pelzel's cash bonus of approximately 129% of Mr. Pelzel's bonus target, the Compensation Committee considered in particular the following achievements and developments: (a) the success of the Company's Phase 3 program in DM-1796 for postherpetic neuralgia; (b) the mixed results in the Company's Phase 3 program in SeradaTM for menopausal hot flashes; (c) the Company's significantly higher-than-expected cash balance at year end; (d) the Company's licensing transaction with Merck; (e) the Company's responsible approach to product development; (f) the advancement of the Company's business plan during the year; (g) Mr. Pelzel's efforts in attracting and retaining the Company's management team; and (h) the performance of the Company's stock price in 2009, which the Compensation Committee considered positive in absolute terms and relative to the Company's peers and major indices. The Compensation Committee felt that the option grant made to Mr. Pelzel was consistent with grants made to peers at similarly situated companies.

  Compensation Policies and Practices as They Relate to the Company's Risk Management

        The Company believes that its compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company. The Board believes its approach to setting corporate goals and individual objectives, bonus payouts at varying levels of performance, and thorough evaluation of performance results assist in mitigating excessive risk-taking that could harm the Company's value or reward poor judgment by executives. The Board believes the allocation of compensation among base salary and short and long-term cash and equity-linked compensation discourages excessive risk-taking. Further, with respect to incentive compensation programs, corporate performance metrics that determine payouts for executive officers are company-wide metrics only. The Board believes applying Company-wide metrics encourages decision-making that is in the best long-term interests of the Company and its shareholders as a whole. Also, the multi-year vesting of equity awards discourages excessive short-term risk taking.

  Severance Agreements

        In May 2006, the Company adopted the management continuity agreements described below in the section entitled "Potential Payments upon Termination or Change in Control". The Company adopted the agreements in order to support its objectives of an overall executive compensation package that is competitive with the Company's peers, and the retention of qualified executives. As the Company sought to support those objectives without overcompensating executives in the event of a change in control, the Company adopted agreements that it believes contain terms, taken as a whole, that are less favorable to executives than similar arrangements among peer companies. In March 2010, the term of the agreements was extended to May 15, 2012.

  Other Benefits

        Executive officers are eligible to participate in all of the Company's employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance and 401(k) plan, in each case on substantially the same basis as other employees, subject to applicable law. The Company also provides vacation and other paid holidays to all employees, including executive officers, all of which the Company believes to be comparable to those provided at peer companies.

  Tax and Accounting Considerations

        Deductibility of Executive Compensation.    In making compensation decisions affecting the executive officers, the Compensation Committee considers the Company's ability to deduct under applicable federal corporate income tax law compensation payments made to executives. Specifically, the committee considers the requirements and impact of Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for annual compensation in excess of $1 million paid to our named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation is specifically exempted from this deduction rule. The Compensation Committee cannot assure that the Company will be able to fully deduct all amounts of compensation paid to persons who are named executive officers in the future. Further, because the Compensation Committee believes it is important to preserve flexibility in designing its compensation programs, it has not adopted a policy that all compensation must qualify as deductible under Section 162(m). The Company does not believe that any amounts paid to the Company's named executive officers during fiscal year 2009 will be non-deductible under Section 162(m).

  Compensation Committee Report

        The Compensation Committee has reviewed this compensation discussion and analysis, discussed it with management and recommended that it be included in this Proxy Statement.

COMPENSATION COMMITTEE
Karen A. Dawes, Chair G. Steven Burrill Craig R. Smith, M.D. David B. Zenoff, D.B.A.

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole in on part, the Compensation Committee Report shall not be deemed to be incorporated by reference into any such filings.

  Summary Compensation Table

        The following table sets forth information concerning compensation earned for services rendered to the Company by: (a) each individual who served as the Company's Chief Executive Officer during fiscal 2009; (b) each individual who served as Chief Financial Officer or principal accounting and financial officer during fiscal 2009; and (c) each of the Company's other executive officers who earned at least $100,000 in salary and bonus in fiscal 2009 and were serving as executive officers at the end of the 2009 fiscal year.

Name and Principal Position	Year		Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)		Total ($)
Carl A. Pelzel	2009		450,000	53,700	204,200	250,000	2,254		960,154
President and Chief Executive	2008		425,000	—	183,799	275,000	2,353		886,152
Officer	2007		368,184	—	704,923	150,000	2,475		1,225,582
Tammy L. Cameron	2009		207,000	—	66,365	70,000	1,791		345,156
Vice President, Finance	2008		192,000	—	24,955	80,000	1,448		298,403
	2007	(3)	85,503	—	118,275	34,300	50,580	(4)	288,658
Matthew M. Gosling	2009		340,000	—	71,470	110,000	2,229		523,699
Vice President and General	2008		325,000	—	67,186	124,000	2,288		518,474
Counsel	2007		300,150	—	122,853	97,700	2,192		522,895
Michael Sweeney, M.D.	2009		328,000	—	86,785	130,000	2,229		547,014
Vice President, Research and	2008		310,000	—	—	130,000	2,291		442,291
Development	2007	(5)	27,026	—	187,530	7,000	25,175	(6)	246,731

(1)
The amounts shown represent the grant date fair value of stock options and awards granted in the year calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 10 "Stock-Based Compensation" in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 9, 2010.

(2)
Except as described below for Ms. Cameron and Dr. Sweeney, amounts represent life insurance premiums paid by the Company on behalf of the named executive officers.

(3)
Ms. Cameron's employment with the Company began in July 2007. Compensation reported is for a partial year of employment.

(4)
Includes: (i) $580 in life insurance premiums paid by the Company on behalf of Ms. Cameron and (ii) a $50,000 sign-on bonus on commencement of employment with the Company.

(5)
Dr. Sweeney's employment with the Company began in November 2007. Compensation reported for 2007 is for a partial year of employment.

(6)
Includes: (i) $175 in life insurance premiums paid by the Company on behalf of Dr. Sweeney and (ii) a $25,000 sign-on bonus on commencement of employment with the Company.

Grants of Plan-Based Awards

        The following table sets forth information regarding grants of stock and option awards made to the named executive officers during the 2009 fiscal year:

Name	Grant Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards— Target ($)(1)	Option Awards: Number of Securities Underlying Options (#)	Stock Awards (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Carl A. Pelzel	—	225,000	—	—	—	—
	1/23/09	—	200,000	—	1.83	204,200
	1/9/09	—	—	30,000	1.79	53,700
Tammy Cameron	—	72,450	—	—	—	—
	1/23/09	—	65,000	—	1.83	66,365
Matthew M. Gosling	—	119,000	—	—	—	—
	1/23/09	—	70,000	—	1.83	71,470
Michael Sweeney, M.D.	—	114,800	—	—	—	—
	1/23/09	—	85,000	—	1.83	86,785

(1)
Actual amounts paid in February 2010 based on the Compensation Committee's review of corporate performance and individual achievements under the Company's Bonus Plan have been reported above under "Summary Compensation Table".

(2)
Represents the grant date fair value of stock options and awards granted in 2009 to the named executive officers. For more information, including a discussion of valuation assumptions, see Note 10 "Stock-Based Compensation" in the Notes to Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 9, 2010.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2009:

	Option Awards
Name	Option Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Carl A. Pelzel	6/14/2005	(2)	150,000	—	4.25	6/14/2015
	9/22/2005	(3)	50,000	—	5.85	9/22/2015
	2/10/2006	(4)	22,281	969	6.29	2/10/2016
	3/2/2007	(1)	34,375	15,625	3.31	3/2/2017
	5/31/2007	(1)	8,073	4,427	4.37	5/31/2017
	8/24/2007	(1)	233,333	166,667	1.98	8/24/2017
	8/24/2007	(5)	37,500	—	1.98	8/24/2017
	1/25/2008	(1)	11,979	13,021	3.60	1/25/2018
	1/25/2008	(5)	62,500	—	3.60	1/25/2018
	1/23/2009	(1)	45,833	154,167	1.83	1/23/2019
Tammy L. Cameron	7/9/2007	(2)	18,125	11,875	4.93	7/9/2017
	8/24/2007	(6)	30,000	—	1.98	8/24/2017
	1/25/2008	(1)	6,229	6,771	3.60	1/25/2018
	1/23/2009	(1)	14,896	50,104	1.83	1/23/2019
Matthew M. Gosling	6/26/2006	(2)	65,625	9,375	6.17	6/26/2016
	3/2/2007	(7)	17,188	7,812	3.31	3/2/2017
	5/31/2007	(1)	4,036	2,214	4.37	5/31/2017
	8/24/2007	(6)	53,000	—	1.98	8/24/2017
	1/25/2008	(1)	16,771	18,229	3.60	1/25/2018
	1/23/2009	(1)	16,042	53,958	1.83	1/23/2019
Michael Sweeney	12/6/2007	(2)	49,479	45,521	3.27	12/06/2017
	1/23/2009	(1)	19,479	65,521	1.83	1/23/2019

(1)
The options were granted pursuant to the 2004 Equity Incentive Plan and vest on a monthly basis in equal increments during the 48-month period from the grant date.

(2)
The options were granted pursuant to the 2004 Equity Incentive Plan and vest over four years, with the first 25% vesting one year from the grant date, and the remainder vesting on a monthly basis in equal increments during the 36-month period following the initial vesting date.

(3)
The options were granted pursuant to the 2004 Equity Incentive Plan and vested over four years, with the first 16.67% vested on June 14, 2006, and monthly thereafter with respect to 2.08% of the number of shares covered by such option beginning on June 20, 2006 and on the 20th day of each of the thirty-nine months thereafter.

(4)
The options were granted pursuant to the 2004 Equity Incentive Plan and vest over four years, with the first 8.33% vesting on June 14, 2006, and monthly thereafter with respect to 2.08% of the number of shares covered by such option beginning on July 10, 2006 and on the 10th day of each of the forty-three months thereafter.

(5)
The options were granted pursuant to the 2004 Equity Incentive Plan and vested on achievement of certain performance conditions.

(6)
The options were granted pursuant to the 2004 Equity Incentive Plan and vested over two years, with the first 50% vested one year after the grant date, and the remainder vested on a monthly basis in equal increments during the 12-month period following the initial vesting date.

(7)
The options were granted pursuant to the 2004 Equity Incentive Plan and vest over four years, with the first 6.25% vesting on June 26, 2007, and monthly thereafter with respect to 2.08% of the number of shares covered by such option beginning on July 2, 2007 and on the 2nd day of each of the forty-four months thereafter.

Option Exercises

        The following table sets forth information regarding options exercised by the named executive officers during the 2009 fiscal year.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Carl A. Pelzel	—	—
Tammy L. Cameron	—	—
Matthew M. Gosling	15,000	25,403
Michael Sweeney	—	—

(1)
Represents the excess of the market value of the shares exercised on the exercise date over the aggregate exercise price of such shares.

Potential Payments upon Termination or Change in Control

        On May 15, 2006, the Compensation Committee of the Board approved a form of Management Continuity Agreement to be entered into with each of the Company's officers who serve as vice president or chief executive officer. The Company subsequently entered into definitive Management Continuity Agreements with each such officer. The agreements were amended and restated in September 2007 to comply with regulations promulgated under Section 409A of the Internal Revenue Code, and were further amended in March 2010 to extend their term by two years, through May 15, 2012. The Management Continuity Agreement provides, among other things, that in the event that the executive officer suffers an involuntary termination within 12 months following a change of control the executive officer will receive: (i) 100% acceleration of such officer's unvested Company option shares; (ii) severance payments for a period of 24 months (if the officer is the chief executive officer) or 12 months (if the officer is not the chief executive officer) equal to the base salary which the officer was receiving immediately prior to the change of control; (iii) a lump sum payment equal to two times (if such officer is the chief executive officer) or equal to one times (if the officer is not the chief executive officer) such officer's average annual bonus paid for the Company's three fiscal years immediately preceding the Company's fiscal year in which the termination occurs, and (iv) continuation of payment by the Company of its portion of the health insurance benefits provided to such officers immediately prior to the change of control through the earlier of the end of the severance period or until such officer is no longer eligible for such benefits under applicable law. The executive officer is not entitled to receive a "gross up" payment to account for any excise tax that might be payable under Section 4999 of the Internal Revenue Code. Instead, the executive officer shall receive the greater of (i) the full severance benefits less any taxes, including excise taxes or (ii) the amount of severance benefits that would result in no excise tax having to be paid. These benefits are contingent upon the executive officer's release of any claims against the Company.

        The following table sets forth potential payments to the Company's named executive officers under the Management Continuity Agreement that would have been made had a triggering event occurred as of December 31, 2009.

Name	Severance Payments ($)		Bonus Payments ($)		Health Insurance Benefit ($)		Option Vesting Acceleration ($)(1)
Carl A. Pelzel	900,000	(2)	474,792	(3)	42,717	(4)	463,293

Tammy L. Cameron	207,000	(5)	61,433	(6)	16,626	(7)	76,158

Matthew M. Gosling	340,000	(5)	110,567	(6)	21,358	(7)	82,579

Michael Sweeney, M.D.	328,000	(5)	130,000	(6)	21,358	(7)	103,234

(1)
Accelerated equity value as if the change in control occurred on December 31, 2009.

(2)
The amount reported represents total severance payments over 24 months.

(3)
The amount reported equals two times the average annual bonus paid to Mr. Pelzel in his capacity as President and CEO.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 24 months.

(5)
The amount reported represents total severance payments over 12 months.

(6)
The amount reported equals the named executive officer's average annual bonus over the previous three years (or such fewer number of years as the executive has been employed by the Company).

(7)
The amount reported represents health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months.

Director Compensation

        In 2009, each non-employee director was eligible to receive an annual cash retainer fee of $30,000 per year. Any non-employee chairman of the Board is eligible for an additional annual cash retainer fee of $20,000. The chairman of the Audit Committee was eligible to receive an additional annual cash retainer fee of $10,000. The chairman of the Compensation Committee and the chairman of the Nominating and Corporate Governance Committee are each eligible to receive an additional annual cash retainer of $5,000.

        The following table summarizes non-employee director compensation during the fiscal year. All cash and equity compensation paid to, or earned by, Mr. Carl Pelzel in 2009 is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Craig R. Smith, M.D.	35,000	31,118	66,118
G. Steven Burrill	42,083	31,118	73,201
Karen A. Dawes	32,917	31,118	64,035
James A. Schoeneck	30,000	31,118	61,118
Peter D. Staple	47,083	31,118	78,201
Julian N. Stern	30,000	31,118	61,118
David B. Zenoff, D.B.A	32,917	31,118	64,035

(1)
The amounts shown represent the grant date fair value of stock options and awards granted in the year calculated in accordance with Accounting Standards Codification Topic 718. For more information, including a discussion of valuation assumptions, see Note 10 "Stock-Based Compensation" in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on March 9, 2010.

(2)
The aggregate number of shares subject to outstanding stock options held by each director listed in the table above as of December 31, 2009 was as follows: 100,000 shares for Dr. Smith; 145,000 shares for Mr. Burrill; 55,000 shares for Ms. Dawes; 55,000 shares for Mr. Schoeneck; 115,000 shares for Mr. Stern; 100,000 shares for Mr. Staple; and 70,000 shares for Dr. Zenoff.

 REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. The registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

  •
  reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2009 with the Company's management and the registered public accounting firm;

  •
  discussed with Ernst & Young LLP, the Company's registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance;

  •
  reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and discussed with the auditors their independence:

  •
  based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC; and

  •
  instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
G. Steven Burrill James A. Schoeneck Peter D. Staple

Relationship with Independent Registered Public Accounting Firm

        General.    Ernst & Young LLP has been the Company's independent registered public accounting firm since its inception. In accordance with standing policy and independence rules, Ernst & Young LLP periodically changes the personnel who work on the audit.

        Audit Fees.    Aggregate fees for audit services provided by Ernst & Young LLP totaled approximately $509,000 for 2009 and approximately $499,000 for 2008, including fees associated with the annual audit of the Company's consolidated financial statements, effectiveness of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports as well as assistance with and review of the Company's Registration Statement filings on Form S-3 filed with the SEC.

        Audit-Related Fees.    There were no audit-related services billed by Ernst & Young LLP for 2009 and 2008.

        Tax Fees.    There were no tax compliance, tax advice and tax planning services billed by Ernst & Young LLP for 2009 and 2008.

        There were no other services provided by Ernst & Young LLP for 2009 and 2008 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Equity Compensation Plan Information

        The following table sets forth certain information regarding securities authorized for issuance under the Company's equity incentive plans during the fiscal year ended December 31, 2009. The Company's equity compensation plans as of December 31, 2009 include the Company's 1995 Stock Option Plan, the Company's 2004 Equity Incentive Plan and the Company's 2004 Employee Stock Purchase Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,621,311	$3.47	1,550,778
Equity compensation plans not approved by security holders	—	—	—

	5,621,311	$3.47	1,550,778

 PROPOSAL 1—ELECTION OF DIRECTORS

        At the Annual Meeting, the shareholders will vote on the election of eight directors to serve for a one-year term until the annual meeting of shareholders in 2011 and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated Peter D. Staple, G. Steven Burrill, Karen A. Dawes, Carl A. Pelzel, James A. Schoeneck, Craig R. Smith, Julian N. Stern, and David B. Zenoff for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board. The proxies being solicited will be voted for no more than eight nominees at the Annual Meeting. The directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Shareholders do not have cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
THE NOMINATED DIRECTORS.

PROPOSAL 2—APPROVAL OF AMENDMENT OF THE 2004 EQUITY INCENTIVE PLAN

        At the Annual Meeting, the shareholders of the Company will be asked to approve the amendment of the 2004 Equity Incentive Plan (the "Plan") to increase the number of shares of common stock issuable under the Plan by an additional 2,500,000 shares (representing 4.8% of the Company's outstanding common stock as of March 31, 2010, to an aggregate of 9,250,000 shares. The Plan was adopted by the Board in May 2004, and it became effective on May 27, 2004, upon its approval by the Company's shareholders at the 2004 Annual Meeting.

        On March 25, 2010, the Board approved an amendment of the Plan, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the Plan by 2,500,000 shares, to a total of 9,250,000 shares. The Board adopted this amendment because it believes that:

  •
  additional shares are necessary to attract new employees and executives;

  •
  additional shares are needed to further the goal of retaining and motivating existing personnel; and

  •
  the issuance of options to employees is an integral component of the Company's compensation policy.

The Board also considered in connection with the adoption of the amendment that in 2009, options to purchase 193,790 shares had expired unexercised under the Company's 1995 Stock Option Plan. Those shares are not available for future grant under any of the Company's equity incentive. Accordingly, the proposed increase in the number of shares issuable under the Plan represents a net 2,306,210 share increase in the total size of the Company's equity incentive pool relative to 2009. Since the adoption of the Plan in 2004, options to purchase 2,540,950 have expired unexercised under the 1995 Stock Option Plan.

        As of March 31, 2010, awards covering an aggregate of 5,790,034 shares of common stock (net of canceled awards) shares had been granted under the Plan, and there remained available for future grant awards covering 959,966 shares of common stock. As of March 31, 2010, options outstanding under the Plan have a weighted average exercise price of $3.13. Shares subject to outstanding awards may be returned to the Plan as a result of cancellations or expiration of awards. The repurchase of shares by the Company shall not increase the maximum number of shares that may be issued under the Plan.

Summary of the Plan

  General

        The purpose of the Plan is to enhance the long-term shareholders' value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options and stock awards may be granted under the Plan (each an "Award"). Options granted under the Plan may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options.

  Administration

        The Plan is administered by the Compensation Committee of the Board. The Compensation Committee may delegate to the Chief Executive Officer or to another employee of the Company the authority to grant equity awards to non-executive level employees in accordance with guidelines established by the Board. Each of the Board, Compensation Committee, Chief Executive Officer or other designated employee, in its or his capacity as the administrator of the Plan, is referred to as the "Administrator".

  Eligibility

        Nonstatutory stock options and stock awards may be granted under the Plan to employees, directors and consultants of the Company, its affiliates and subsidiaries or to prospective employees, directors and consultants of the Company, its affiliates and subsidiaries conditioned on the beginning of their service. Incentive stock options may be granted only to employees of the Company or its subsidiaries. The Administrator, in its discretion, approves options and stock awards ("Awards"). As of March 31, 2010, the Company had approximately 80 officers, employees and consultants and seven non-employee directors eligible to participate in the Plan.

  Cancellation of Awards

        Generally, if the service of the holder of an Award (an "Awardee") to the Company as an employee, consultant or director terminates other than by reason of death, disability, retirement or for "cause," vested options will remain exercisable for a period of three months following the Awardee's termination, or if earlier, the expiration of the term of such Award. Unless otherwise provided for by the Administrator in the Award agreement, if an Awardee dies or becomes totally and permanently disabled while an employee or consultant or director, the Awardee's vested options will be exercisable for one year following the Awardee's death or disability, or if earlier, the expiration of the term of such Award. In the Administrator's discretion, in the event that an Awardee is terminated for "cause" all Awards to such Awardee will automatically terminate and cease to be exercisable at the time of termination and the Administrator may rescind any and all exercises of Awards that occurred after the first event that constituted "cause."

  Nontransferability of Awards

        Unless otherwise determined by the Administrator, Awards granted under the Plan are not transferable other than by will, a domestic relations order, or the laws of descent and distribution and may be exercised during the Awardee's lifetime only by the Awardee.

  Stock Options

        Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option or an option intended as "qualified incentive-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code may not be less than 100% of the fair market value of the common stock on the date of grant of such option. The fair market value of common stock is generally the closing sales price as quoted on the Nasdaq Global Market. As of April 12, 2010, the closing sales price of the Company's common stock as quoted on the Nasdaq Global Market was $3.47.

        Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable. The means of payment for shares issued on exercise of an option are specified in each award agreement and the Plan permits payment to be made by cash, check, wire transfer, full-recourse promissory note (in the case of awardees other than executive officers and directors), cancellation of debt owed by the Company, other shares of common stock (with some restrictions), broker assisted same day sales, or other forms of payment permitted by the Administrator and applicable law.

        Term of Option.    The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

  Stock Awards

        The Administrator may grant stock awards (restricted shares) as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Administrator. The terms and conditions of a stock award will be contained in an award agreement. Vesting and the lapse of restrictions on such stock awards may be conditioned upon the achievement of one or more Company goals, including those related to net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an affiliate or individual business unit, as determined by the Administrator in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

        The maximum aggregate number of shares that may be issued pursuant to stock awards under the Plan shall not exceed 10% of the number of shares that may be issued under Plan.

  Adjustments on Changes in Capitalization, Merger or Change in Control

        Changes in Capitalization.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, spin-off or similar change to the Company's capital structure, appropriate adjustments will be made to: (i) the number and class of securities subject to the Plan; (ii) the number and class of securities that may be awarded to any individual under the Plan; and (iii) the exercise price and number and class of securities under each outstanding Award. Any such adjustments will be made by the Board in its discretion, and their decision will be final, binding and conclusive.

        Merger or Change in Control.    Generally, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation, (b) a merger in which the Company is the surviving corporation but after which the Company's shareholders immediately prior to such merger cease to own their shares or other equity interest in the Company, (c) the sale of substantially all of the Company's assets, or (d) the acquisition, sale, or transfer of more than 50% of the Company's outstanding shares by tender offer or similar transaction (each, a "Fundamental Transaction"), any or all outstanding Awards may be assumed, converted, replaced or substituted. In the event such successor corporation (if any) does not assume or substitute Awards, the vesting with respect to such Awards will accelerate so that the Awards may be exercised before the closing or completion of the Fundamental Transaction but then terminate.

        In addition, the Board may also specify that other transactions or events constitute a "change in control" and may provide for the accelerated vesting of shares which are the subject of Awards and take any one or more of the actions described for a merger transaction. The Board need not adopt the same rules for each Award under the Plan or for each holder of such Awards.

        In the event of a proposed dissolution or liquidation of the Company, the Board may cause Awards to be fully vested and exercisable (but not after their expiration date) before the dissolution is completed but contingent on its completion.

  Non-Discretionary Grants to Outside Directors

        Under the Plan, outside directors receive a nonstatutory option to purchase 25,000 shares of common stock upon their initial election or appointment to the Board. The shares underlying these options vest in equal monthly installments over a 48-month period.

        Outside directors who continue to serve on the Company's Board as of the last regularly scheduled meeting of the Board in each calendar year are automatically granted an option to purchase 15,000 shares of common stock, provided that the director has served on the Board for a period of at least six months. The shares underlying these options vest in equal monthly installments over a period of 12 months as measured from the grant date.

        Generally, upon a change in the Company's ownership or control or a merger or sale of all or substantially all of the Company's assets, the vesting of options granted to outside directors, who are then serving on the Board, will accelerate, and become immediately exercisable.

        In the event of an outside director's termination of service due to death or disability, options granted to outside directors will remain exercisable through the expiration of the term of the options.

  Amendment and Termination of the Plan

        The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company will solicit shareholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable laws. Generally, no such action by the Board or shareholders may alter or impair any Award previously granted under the Plan without the written consent of the awardee. The Plan has a term of ten years, but it may be terminated by the Board at any time.

  Federal Income Tax Consequences of Options and Stock Awards under the Plan

        THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE 2004 PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF GRANT OF RESTRICTED STOCK.

        Options.    The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise the optionee does not recognize income for "regular" tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the "option spread") is includible in the optionee's "alternative minimum taxable income" for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a "disqualifying disposition"), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Internal Revenue Code).

        The grant of a nonstatutory option has no federal income tax affect on the optionee. Upon the exercise of a nonstatutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction unless limited by Section 162(m) of the Internal Revenue Code) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

        In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the Company's common stock is used to pay all or part of the option price.

        Stock Awards.    Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the "spread"). However, if the common stock is subject to a "substantial risk of forfeiture" (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Internal Revenue Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the consequences upon sale or disposition (other than through forfeiture) of the shares awarded or sold generally are the same as for common stock acquired under a nonstatutory option as described above.

        The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. There are significant penalties placed on the individual awardee for failure to comply with Section 409A. However, it does not impact the Company's ability to deduct deferred compensation.

        Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date.

        Limitation on Deduction of Certain Compensation.    A publicly-held corporation may not deduct compensation in excess of a certain amount that is paid in any year to its Chief Executive Officer or other four most highly compensated officers unless the compensation constitutes "qualified performance-based" compensation under Section 162(m) of the Internal Revenue Code. The Company generally attempts to ensure that any awards under the Plan meet these standards, but may not do so in every instance.

  Accounting Treatment

        The Company recognizes compensation expense based on the grant-date fair value of awards granted under the Plan. The Company uses the Black-Scholes option valuation model to determine the fair value of the award, which is affected by the Company's stock price and the number of shares granted, as well as assumptions which include the Company's expected term of the award, the expected stock price volatility, risk-free interest rate and expected dividends over the expected term of the award. The expense associated with each award will generally be recognized over the award's vesting period.

  New Plan Benefits

        As of the date hereof, no options or other stock awards have been granted on the basis of the share increase for which shareholder approval is sought under this Proposal 2. Accordingly, future benefits or amounts received are not determinable. The following table presents information with respect to stock awards and options granted under the Plan to the named executive officers and named groups during the year ended December 31, 2009.

Name	Number of Shares Granted(1)
Carl A. Pelzel	230,000
Tammy L. Cameron	65,000
Matthew M. Gosling	70,000
Michael Sweeney, M.D.	85,000
All current executive officers as a group (4 persons)	450,000
All directors who are not executive officers (7 persons)	105,000
All employees and consultants (including all current officers who are not executive officers) as a group (69 persons)	742,000

(1)
All options were granted with exercise prices equal to the closing price of the Company's common stock on the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE AMENDMENT OF THE 2004 EQUITY INCENTIVE PLAN

 PROPOSAL 3—APPROVAL OF AMENDMENT OF THE 2004 EMPLOYEE
STOCK PURCHASE PLAN

        At the Annual Meeting, the shareholders of the Company will be asked to approve the amendment of the 2004 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares issuable under the ESPP by an additional 500,000 shares (representing 0.96% of the Company's outstanding common stock as of March 31, 2010), to an aggregate of 1,500,000 shares. The ESPP was adopted by the Board on March 19, 2004 and became effective on May 27, 2004 after approval by the shareholders at the 2004 Annual Meeting.

        On March 25, 2010, the Board approved an amendment to the ESPP, subject to shareholder approval, to increase the number of shares issuable under the ESPP by an additional 500,000 shares. The Board adopted the amendment to the ESPP because it believes that additional ESPP shares are necessary to support the Company's compensation objectives of attracting and retaining employees, and aligning the interests of employees and shareholders.

        As of March 31, 2010, the number of shares available for future issuance under the ESPP was 106,727.

  Administration

        The Compensation Committee of the Board administers the ESPP and has full and exclusive authority to interpret the terms of the ESPP and determine eligibility, subject to the limitations of Section 423 of the Code.

  Eligibility

        Individuals are eligible to participate in the ESPP if they are employed by the Company or any participating subsidiary for at least 20 hours per week for at least five months in any calendar year. However, no person may participate in the ESPP if, immediately after the grant of the stock purchase rights under the ESPP, such person will own stock possessing five percent or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary. As of March 31, 2010, the Company had approximately 73 employees eligible to participate under the ESPP.

  Offering Periods

        The ESPP provides for offering periods of 24 months or such shorter period as may be established by the Board. Each offering includes four six-month purchase periods and start on December 1 and June 1 of each year.

  Payroll Deductions

        The ESPP permits participants to purchase common stock through payroll deductions of up to 15% of the participant's base salary, up to a maximum of $25,000 per year, and up to a maximum of 3,000 shares per purchase period.

  Purchase Price

        Amounts deducted and accumulated for the participant's account are used to purchase shares of common stock on the last trading day of each purchase period at a price of 85% of the lower of the fair market values of the common stock at the beginning of the offering period and the end of the purchase period. Participants may end their participation at any time during an offering period in which event their payroll deductions accumulated to that date will be returned. Participation ends automatically upon termination of employment.

  Qualification under the Code

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code, is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code.

  Nontransferability

        Stock purchase rights granted under the ESPP are not transferable by a participant other than by will or the laws of descent and distribution.

  Change in Control

        Subject to any required action by our stockholders, (1) the number and type of shares covered by each outstanding stock purchase right, (2) the price per share subject to each outstanding stock purchase right and (3) the number and type of shares which have been authorized for issuance under the ESPP will each be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares resulting from a stock split, stock dividend or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by the Company.

  Amendment and Termination

        The ESPP will terminate ten years from approval by the Board, unless it is terminated earlier pursuant to its terms.

        The Board may amend or terminate the ESPP, but the Company will obtain stockholder approval for any amendment to the ESPP that would increase the maximum number of shares that may be issued under the ESPP or change the designation or class of persons eligible to participate under the ESPP. In addition, no action by the Board or the stockholders may impair any outstanding stock purchase rights without the written consent of the participant except as set forth below.

        The Board may make amendments to the ESPP as it determines to be advisable, including changes with respect to current offering periods or purchase periods, if the continuation of the ESPP or any offering period would result in financial accounting treatment for the ESPP that is different from the financial accounting treatment in effect on the date our Board adopted the ESPP.

  Federal Income Tax Consequences of the ESPP

        THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE PURCHASE AND DISPOSITION OF SHARES OF COMMON STOCK UNDER THE ESPP. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE PURCHASE AND DISPOSITION OF SHARES OF COMMON STOCK UNDER THE ESPP.

        In general, participants in the ESPP who are citizens or residents of the United States ("U.S. Participants") will not have taxable income or loss under the ESPP until they sell or otherwise dispose of shares acquired under the ESPP (or die holding such shares). If the shares are held, as of the date of sale or disposition, for longer than both: (i) two years after the beginning of the enrollment period during which the shares were purchased; and (ii) one year following purchase, a U.S. Participant will have taxable ordinary income equal to 15% of the fair market value of the shares on the first day of the enrollment period (but not in excess of the gain on the sale). Any additional gain from the sale will be long-term capital gain. The Company is not entitled to an income tax deduction if the holding periods are satisfied.

        If the shares are disposed of before the expiration of both of the foregoing holding periods (a "disqualifying disposition"), a U.S. Participant will have taxable ordinary income equal to the excess of the fair market value of the shares on the purchase date over the purchase price. In addition, the U.S. Participant will have taxable capital gain (or loss) measured by the difference between the sale price and the U.S. Participant's purchase price plus the amount of ordinary income recognized, which gain (or loss) will be long-term if the shares have been held as of the date of sale for more than one year. The Company is entitled to an income tax deduction equal to the amount of ordinary income recognized by a U.S. Participant in a disqualifying disposition.

  Accounting Treatment

        The Company recognizes compensation expense based on the grant-date fair value of stock purchase rights granted at each offering period under the ESPP. The Company uses the Black-Scholes option valuation model to determine the fair value of the stock purchase rights, which is affected by the Company's stock price, the number of shares expected to be purchased, the term of the stock purchase right, as well as assumptions which include the expected stock price volatility, risk-free interest rate and expected dividends over the term of the stock purchase right. The expense associated with each stock purchase right will generally be recognized over the term of the stock purchase right.

  New Plan Benefits

        As of the date hereof, no shares have been issued on the basis of the share increase for which shareholder approval is sought under this Proposal 3. Accordingly, future benefits or amounts received are not determinable. The following table presents information with respect to shares purchased under the ESPP by the named executive officers and named groups during the year ended December 31, 2009.

Name	Number of Shares Purchased
Carl A. Pelzel	6,000
Tammy L. Cameron	3,367
Matthew M. Gosling	5,535
Michael Sweeney, M.D.	2,667
All current executive officers as a group (4 persons)	17,569
All employees (including all current officers who are not executive officers) as a group (69 persons)	257,427

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE AMENDMENT OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN

 PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit the financial statements, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2010. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        Selection of the Company's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, and may retain that firm or another without re-submitting the matter to the Company's shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

 OTHER MATTERS

        At of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

SHAREHOLDERS SHARING THE SAME ADDRESS

        In accordance with notices previously sent to many shareholders who hold their shares through a bank, broker or other holder of record (a "street-name shareholder") and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as "householding," is intended to reduce the Company's printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Shareholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (650) 462-5900. The voting instruction sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact the Company as indicated above.

FORM 10-K

        The Company will mail without charge to any shareholder upon written request, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2009 including the financial statements, schedules and a list of exhibits. Requests should be sent to Depomed, Inc., 1360 O'Brien Drive, Menlo Park, California 94025, Attn: Investor Relations.

SHAREHOLDER PROPOSALS

        The Company's Bylaws, as amended, provide that advance notice of a shareholder's proposal must be delivered to the Secretary of the Company at the Company's principal executive offices not earlier than one hundred and fifty (150) days, and not later than one hundred and twenty (120) days, prior to the anniversary of the mailing date of the proxy materials for the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year's proxy statement, this advance notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 10th day following the day on which public announcement of the date of such meeting is first made. Each shareholder's notice must contain the following information as to each matter the shareholder proposes to bring before the annual meeting: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner, (ii) the number of shares of the Company's common stock which are owned beneficially and of record by such shareholder and such beneficial owner and (iii) whether such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company's voting shares to elect such nominee or nominees.

        A copy of the full text of the provisions of the Company's Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Company's Investor Relations Department upon written request.

        Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement of the Board for the 2010 Annual Meeting of Shareholders must submit such proposals so as to be received by the Company at 1360 O'Brien Drive, Menlo Park, California 94025, on or before December 10, 2010. In addition, if the Company is not notified by December 10, 2010 of a proposal to be brought before the 2011 Annual Meeting by a shareholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Julian N. Stern Secretary

Menlo Park, California
April 20, 2010

 Appendix A

        2004 EQUITY INCENTIVE PLAN

OF

DEPOMED, INC.

i

ii

2004 EQUITY INCENTIVE PLAN
OF
DEPOMED, INC.

(As Amended on March 25, 2010)

1.     Purpose of this Plan

        The purpose of this 2004 Equity Incentive Plan is to enhance the long-term shareholder value of Depomed, Inc. by offering opportunities to eligible participants to share in the growth in value of the equity of Depomed, Inc. and to provide incentives to eligible Employees, Company Directors and Consultants to contribute to the success of the Company.

2.     Definitions and Rules of Interpretation

        2.1    Definitions.     This Plan uses the following defined terms:

          (a)   "Administrator" means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

          (b)   "Affiliate" means a "parent" or "subsidiary" (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an "Affiliate" for purposes of this Plan.

          (c)   "Applicable Law" means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

          (d)   "Award" means a Stock Award or Option granted in accordance with the terms of this Plan.

          (e)   "Award Agreement" means the document evidencing the grant of an Award.

          (f)    "Award Shares" means Shares covered by an outstanding Award or purchased under an Award.

          (g)   "Awardee" means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17, or (iii) a person who holds Award Shares subject to a right of repurchase under Section 16.2.

          (h)   "Board" means the board of directors of the Company.

          (i)    "Change in Control" means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

          (j)    "Code" means the Internal Revenue Code of 1986.

          (k)   "Committee" means a committee composed of Company Directors appointed in accordance with the Company's charter documents and Section 4.

          (l)    "Company" means Depomed, Inc., a California corporation.

          (m)  "Company Director" means a member of the Board.

          (n)   "Consultant" means an individual who, or an entity or employee of any entity that, provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.

          (o)   "Director" means a member of the board of directors of the Company or an Affiliate.

          (p)   "Divestiture" means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

          (q)   "Domestic Relations Order" means a "domestic relations order" as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a "plan" in that definition shall be to this Plan.

          (r)   "Employee" means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company's or an Affiliate's classification of an individual as an "Employee" (or as not an "Employee") for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee's Options under Section 10. Neither service as a Director nor receipt of a director's fee shall be sufficient to make a Director an "Employee."

          (s)   "Exchange Act" means the Securities Exchange Act of 1934.

          (t)    "Executive" means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a "covered employee" under Section 162(m) of the Code, in either case because of the individual's relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, "Executive" means any (i) Director or (ii) officer elected or appointed by the Board.

          (u)   "Expiration Date" means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee's Termination or any other event that would shorten that period.

          (v)   "Fair Market Value" means the value of Shares as determined under Section 18.2.

          (w)  "Fundamental Transaction" means any transaction or event described in Section 10.3.

          (x)   "Grant Date" means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

          (y)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

          (z)   "Nonstatutory Option" means any Option other than an Incentive Stock Option.

          (aa) "Non-Employee Director" means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a Director does not in itself constitute employment for purposes of this definition.

          (bb) "Objectively Determinable Performance Condition" shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of

  (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts. Examples of measures that may be used in Objectively Determinable Performance Conditions include achievement of a Company goal, net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

          (cc) "Officer" means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.

          (dd) "Option" means a right to purchase Shares of the Company granted under this Plan.

          (ee) "Option Price" means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

          (ff)  "Option Shares" means Shares covered by an outstanding Option or purchased under an Option.

          (gg) "Plan" means this 2004 Equity Incentive Plan of Depomed, Inc.

          (hh) "Purchase Price" means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

          (ii)   "Reverse Vesting" means that an Option is or was fully exercisable but that, subject to a "reverse" vesting schedule, the Company has a right to repurchase the Option Shares as specified in Section 16.2(a), with the Company's right of repurchase expiring in accordance with a "forward" vesting schedule that would otherwise have applied to the Option under which the Option Shares were purchased or in accordance with some other vesting schedule described in the Award Agreement.

          (jj)   "Rule 16b-3" means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

          (kk) "Securities Act" means the Securities Act of 1933.

          (ll)   "Share" means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

          (mm)  "Stock Award" means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8. A Stock Award does not include an option.

          (nn) "Substitute Award" means a Substitute Option or Substitute Stock Award granted in accordance with the terms of this Plan.

          (oo) "Substitute Option" means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

          (pp) "Substitute Stock Award" means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

          (qq) "Ten Percent Shareholder" means any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

          (rr)  "Termination" means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. However, unless so determined by the Administrator, or otherwise provided in this Plan, "Termination" shall not include a change in status from an Employee, Consultant or Director to another such status. An event that causes an Affiliate to cease being an Affiliate shall be treated as the "Termination" of that Affiliate's Employees, Directors, and Consultants.

        2.2    Rules of Interpretation.     Any reference to a "Section," without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the effective date of this Plan and including any successor provisions.

3.     Shares Subject to this Plan; Term of this Plan

        3.1    Number of Award Shares.     The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including but not limited to Shares repurchased by the Company on the open market. Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan is 9,250,000. When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award. However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award. By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

        3.2    Term of this Plan.

        (a)   This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company's shareholders (the "Effective Date").

        (b)   Subject to the provisions of Section 14, Awards may be granted under this Plan for a period of ten years from the earlier of the date on which the Board approves this Plan and the date the Company's shareholders approve this Plan. Accordingly, Awards may not be granted under this Plan after ten years from the earlier of those dates.

4.     Administration

        4.1    General.

        (a)   The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination. Where this Plan references the "Administrator," the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve grants of Awards to Executives and such other participants as may be specifically designated by the Board, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

        (b)   So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are "Non-Employee Directors" as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are "outside directors" as defined in Section 162(m) of the Code.

        4.2    Authority of the Administrator.     Subject to the other provisions of this Plan, the Administrator shall have the authority to:

        (a)   grant Awards, including Substitute Awards;

        (b)   determine the Fair Market Value of Shares;

        (c)   determine the Option Price and the Purchase Price of Awards;

        (d)   select the Awardees;

        (e)   determine the times Awards are granted;

        (f)    determine the number of Shares subject to each Award;

        (g)   determine the methods of payment that may be used to purchase Award Shares;

        (h)   determine the methods of payment that may be used to satisfy withholding tax obligations;

        (i)    determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

        (j)    modify or amend any Award;

        (k)   authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

        (l)    determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

        (m)  interpret this Plan and any Award Agreement or document related to this Plan;

        (n)   correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

        (o)   adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

        (p)   adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

        (q)   in the case of the Board, determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

        (r)   determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

        (s)   make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

        4.3    Scope of Discretion.     Subject to the last sentence of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions. Those decisions will be final, binding and conclusive. Moreover, but again subject to the last sentence of this Section 4.3, in making those decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. However, except as provided in Section 14.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.     Participants Eligible to Receive Awards

        5.1    Eligible Participants.     Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

        5.2    Section 162(m) Limitation.

          (a)   Options.    So long as the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more Options within any fiscal year of the Company under this Plan to purchase more than 500,000 Shares under Options, subject to adjustment pursuant to Section 10, (ii) Options may be granted to an Executive only by the Committee (and, notwithstanding Section 4.1(a), not by the Board). If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Awards that may be granted to any participant under this Section 5.2. Notwithstanding anything herein to the contrary, in connection with his or her initial employment with the Company or an Affiliate, a new Employee or prospective Employee shall be eligible to receive up to a maximum of 750,000 Shares under Options (subject to adjustment pursuant to Section 10), which Shares shall not be counted toward the 500,000 limitation set forth in this Section 5.2(a).

          (b)   Stock Awards.    Any Stock Award intended as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code must vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code.

6.     Terms and Conditions of Options

        The following rules apply to all Options:

        6.1    Price.     No Option intended as "qualified incentive-based compensation" within the meaning of Section 162(m) of the Code may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date. In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law. The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

        6.2    Term.     No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

        6.3    Vesting.     Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Awardee's directorship, employment or consultancy begins, or a different date specified in the Award Agreement. If so provided in the Award Agreement, an Option may be exercisable subject to the application of Reverse Vesting to the Option Shares. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c). No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

        6.4    Form and Method of Payment.

          (a)   The Administrator shall determine the acceptable form and method of payment for exercising an Option.

          (b)   Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

          (c)   In addition, the Administrator may permit payment to be made by any of the following methods:

              (i)  other Shares, or the designation of other Shares, which (A) are "mature" shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Awardee for more than six months on the date of surrender), and (B) have a Fair Market Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

             (ii)  provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Awardee or sells Option Shares on behalf of an Awardee (a "Cashless Exercise Procedure"), provided that if the Company extends or arranges for the extension of credit to an Awardee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

            (iii)  subject to Section 6.4(e), one or more promissory notes meeting the requirements of Section 6.4(e) provided, however, that promissory notes may not be used for any portion of an Award which is not vested at the time of exercise;

            (iv)  cancellation of any debt owed by the Company or any Affiliate to the Awardee including without limitation waiver of compensation due or accrued for services previously rendered to the Company or an Affiliate; and

             (v)  any combination of the methods of payment permitted by any paragraph of this Section 6.4.

          (d)   The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

          (e)   The promissory notes referred to in Section 6.4(c)(iii) shall be full recourse. Unless the Administrator specifies otherwise after taking into account any relevant accounting issues, the promissory notes shall bear interest at a fair market value rate when the Option is exercised. Interest on the promissory notes shall also be at least sufficient to avoid imputation of interest under Sections 483, 1274, and 7872 of the Code. The promissory notes and their administration shall at all times comply with any applicable margin rules of the Federal Reserve. The promissory notes may also include such other terms as the Administrator specifies. Payment may not be made by promissory note by Officers or Directors if Shares are registered under Section 12 of the Exchange Act.

        6.5    Assignability of Options.     Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Awardee. Incentive Stock Options may only be assigned in compliance with Section 7(h).

        6.6    Substitute Options.     The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

7.     Incentive Stock Options

        The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Awardee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

        (a)   The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

        (b)   No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

        (c)   Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Awardee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 (or such other amount that may be hereafter specified in the applicable section of the Code) in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 (or other amount) rule, by treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options. The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

        (d)   In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that form of payment must be stated at the time of grant in the Award Agreement relating to that Incentive Stock Option.

        (e)   Any Incentive Stock Option granted to a Ten Percent Shareholder must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date.

        (f)    The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Shareholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

        (g)   Incentive Stock Options may be granted only to Employees. If an Awardee changes status from an Employee to a Consultant, that Awardee's Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating that change in status as a Termination solely for purposes of this Section 7(g)).

        (h)   No rights under an Incentive Stock Option may be transferred by the Awardee, other than by will or the laws of descent and distribution. During the life of the Awardee, an Incentive Stock Option may be exercised only by the Awardee. The Company's compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Awardee, shall not violate this Section 7(h).

        (i)    An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Awardee's Termination for any reason other than the Awardee's death or disability (as defined in Section 22(e) of the Code). In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three-month period after the Awardee's Termination provided it is exercised before the Expiration Date. In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Awardee's Termination.

        (j)    An Incentive Stock Option may only be modified by the Board or the Committee.

8.     Stock Awards

        8.1    General.     The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions.

        8.2    Right of Repurchase.     If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

        8.3    Form of Payment for Stock Awards.     The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

        8.4    Nonassignability of Stock Awards.     Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution (including without limitation Section 17). Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

        8.5    Substitute Stock Award.     The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

        8.6    Maximum Number of Stock Awards.     The maximum aggregate number of Shares that may be issued pursuant to Stock Awards under this Plan shall not exceed ten percent (10%) of the number of Shares that may be issued pursuant to this Plan under Section 3.1.

9.     Exercise of Awards

        9.1    In General.     An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

        9.2    Time of Exercise.     Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share.

        9.3    Issuance of Award Shares.     The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee's spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a shareholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

        9.4    Termination.

          (a)   In General.    Except as provided in an Award Agreement or in writing by the Administrator, and as otherwise provided in Sections 9.4(b), (c), (d) and (e) after an Awardee's Termination, the Awardee's Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

          (b)   Leaves of Absence.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined in writing by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

          (c)   Death or Disability.    Unless otherwise provided in the Award Agreement or in writing by the Administrator, if an Awardee's Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee's Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

          (d)   Divestiture.    If an Awardee's Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee's Awards.

          (e)   Termination for Cause.    In the discretion of the Administrator, which may be exercised on the date of grant, or at a date later in time, if an Awardee's Termination is due to Cause, all of the Awardee's Awards shall automatically terminate and cease to be exercisable at the time of Termination. "Cause" means employment-related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment-related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense whether or not employment-related), in each case as determined by the Administrator. "Cause" shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence. Accordingly, the Administrator shall be entitled to determine "Cause" based on the Administrator's good faith belief. If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

          (f)    Administrator Discretion.    Notwithstanding the provisions of Section 9.4 (a)-(e), the Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:

              (i)  Extend the period of time for which the Award is to remain exercisable, following the Awardee's Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or

             (ii)  Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee's Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

          (g)   Consulting or Employment Relationship.    Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, (B) interfere with the application of any provision in any of the Company's or any Affiliate's charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director or (C) interfere with the Company's right to terminate any consultancy.

10.   Certain Transactions and Events

        10.1    In General.     Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10. Additional provisions with respect to the foregoing transactions are set forth in Section 14.3.

        10.2    Changes in Capital Structure.     In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any participant under this Plan, (c) the Purchase Price and number and class of securities issuable under each outstanding Stock Award, (d) the Option Price and number and class of securities issuable under each outstanding Option, and (e) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights. The specific adjustments shall be determined by the Board. Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security. The Board need not adopt the same rules for each Award or each Awardee.

        10.3    Fundamental Transactions.     Except for grants to Non-Employee Directors pursuant to Section 11, in the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants under this Plan), (b) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (c) the sale of all or substantially all of the assets of the Company, or (d) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a "Fundamental Transaction"), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all participants under this Plan. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to participants as was provided to the Company's shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares held by participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the participants. In the event such successor corporation (if any) does not assume or substitute Awards, as provided above, pursuant to a transaction described in this Section 10.3, the vesting with respect to such Awards shall fully and immediately accelerate or the repurchase rights of the Company shall fully and immediately terminate, as the case may be, so that the Awards may be exercised or the repurchase rights shall terminate before, or otherwise in connection with the closing or completion of the Fundamental Transaction or event, but then terminate. Notwithstanding anything in this Plan to the contrary, the

Board may, in its sole discretion, provide that the vesting of any or all Award Shares subject to vesting or a right of repurchase shall accelerate or lapse, as the case may be, upon a transaction described in this Section 10.3. If the Board exercises such discretion with respect to Options, such Options shall become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the Fundamental Transaction, they shall terminate at such time as determined by the Board. The Board need not adopt the same rules for each Award or each Awardee. Subject to any greater rights granted to participants under the foregoing provisions of this Section 10.3, in the event of the occurrence of any Fundamental Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

        10.4    Changes in Control.     The Board may also, but need not, specify that other transactions or events constitute a "Change in Control". The Board may do that either before or after the transaction or event occurs. Examples of transactions or events that the Board may treat as Changes in Control are: (a) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 50% or more of the total combined voting power or value of the Company, or (b) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board. In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3. In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date). The Board need not adopt the same rules for each Award or each Awardee.

        10.5    Divestiture.     If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a "Divestiture". In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination. The Board need not adopt the same rules for each Award or each Awardee.

        10.6    Dissolution.     If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company's repurchase rights on Award Shares to lapse upon completion of the dissolution. The Board need not adopt the same rules for each Award or each Awardee. However, to the extent not exercised before the earlier of the completion of the dissolution, Awards shall terminate immediately prior to the dissolution.

11.   Automatic Option Grants to Non-Employee Directors.

        11.1    Automatic Option Grants to Non-Employee Directors.

          (a)   Annual Grant.    On the date of the last regular meeting of directors during each calendar year each individual who is serving as a Non-Employee Director shall automatically be granted a Nonstatutory Option to purchase 15,000 Shares (the "Annual Grant"), provided, however, that such individual has served as a Non-Employee Director for at least six months.

          (b)   Initial Grant.    Upon the first appointment or election of an individual as a Non-Employee Director, such individual shall automatically be granted a Nonstatutory Option to purchase 25,000 Shares (the "Initial Grant").

          (c)   Exercise Price.

              (i)  The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

             (ii)  The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

          (d)   Option Term.    Each Option shall have a term of ten (10) years measured from the Option grant date.

          (e)   Exercise and Vesting of Options.    The Shares underlying each Option issued pursuant to each Initial Grant shall vest and be exercisable in a series of forty-eight (48) successive equal monthly installments at the end of each full month from the date of grant, for so long as the Non-Employee Director continuously remains a Director. The Shares underlying each Option issued pursuant to each Annual Grant shall vest and be exercisable in a series of twelve (12) successive equal monthly installments at the end of each full month from the date of grant, for so long as the Non-Employee Director continuously remains a Director.

          (f)    Termination of Board Service.    The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director:

              (i)  In General.    Except as otherwise provided in Section 11.3, after cessation of service as a Director (the "Cessation Date"), the Awardee's Options shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three months after such Cessation Date, but in no event after the Expiration Date. To the extent the Awardee does not exercise an Option within the time specified for exercise, the Option shall automatically terminate.

             (ii)  Death or Disability.    If an Awardee's cessation of service on the Board is due to death or disability (as determined by the Board), all Non-Employee Director Options of that Awardee, whether or not exercisable upon such Cessation Date, may be exercised at any time on or prior to the Expiration Date. In the case of a cessation of service due to death, an Option may be exercised as provided in Section 17. In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Awardee. Death or disability occurring after an Awardee's cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability. To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

        11.2    Certain Transactions and Events.

          (a)   In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

          (b)   In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares. Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

          (c)   Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction. Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same.

          (d)   The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (e)   The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan. Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

        11.3    Limited Transferability of Options.     Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee's lifetime to one or more members of the Awardee's family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee's former spouse, to the extent such assignment is in connection with the Awardee's estate or financial plan or pursuant to a Domestic Relations Order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee's death while holding those Options. Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including without limitation, the limited time period during which the Option may be exercised following the Awardee's death.

12.   Withholding and Tax Reporting

        12.1    Tax Withholding Alternatives.

          (a)   General.    Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations.

          (b)   Method of Payment.    The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in

  Section 6.4(c). The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding. If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

        12.2    Reporting of Dispositions.     Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.   Compliance with Law

        The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company's legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

14.   Amendment or Termination of this Plan or Outstanding Awards

        14.1    Amendment and Termination.     Subject to Section 14.2 and 14.3, the Board may at any time amend, suspend, or terminate this Plan.

        14.2    Shareholder Approval.     The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan if shareholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options. The Board may also, but need not, require that the Company's shareholders approve any other amendments to this Plan.

        14.3    Effect.     No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. However, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its shareholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to (i) Awards granted before the termination of this Plan or (ii) Award Shares issued under such Awards even if those Award Shares are issued after the termination of this Plan.

15.  Reserved Rights

        15.1    Nonexclusivity of this Plan.     This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.

        15.2    Unfunded Plan.     This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16.   Special Arrangements Regarding Award Shares

        16.1    Escrow of Stock Certificates.     To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates. Any Awardee who delivers a promissory note as partial or full consideration for the purchase of Award Shares will be required to pledge and deposit with the Company some or all of the Award Shares as collateral to secure the payment of the note. However, the Administrator may require or accept other or additional forms of collateral to secure the note and, in any event, the Company will have full recourse against the maker of the note, notwithstanding any pledge or other collateral.

        16.2    Repurchase Rights.

          (a)   General.    If an Option is subject to Reverse Vesting or a Stock Award is subject to vesting conditions, the Company shall have the right, during the seven months after the Awardee's Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination. If the Award Shares were purchased with a promissory note, the repurchase price shall be the lower of: (a) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) and (b) the Fair Market Value at the date of Termination. In all other cases, the repurchase price shall be determined by the Administrator in accordance with this Section 16.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Option Price or Purchase Price for the Award Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination. The repurchase price shall be paid in cash or if the Award Shares were purchased in whole or in part with a promissory note, cancellation in whole or in part of indebtedness under that note, or a combination of those means. The Company may assign this right of repurchase.

          (b)   Procedure.    The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company's failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

        16.3    Market Standoff.     If requested by the Company or a representative of its underwriters in connection with a registration of any securities of the Company under the Securities Act, Awardees or certain Awardees shall be prohibited from selling some or all of their Award Shares during a period not to exceed 180 days after the effective date of the Company's registration statement. This restriction shall not apply to any registration statement on Form S-8, Form S-4 or an equivalent registration statement.

17.   Beneficiaries

        An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee's rights under the Awardee's Awards after the Awardee's death. Such designation shall be accompanied by a signed acknowledgment from the Awardee's spouse, if any, consenting to such designation. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee's Awards after the Awardee's death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee's estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee's will or the laws of descent and distribution. In any case, no Award may be exercised after its Expiration Date.

18.   Miscellaneous

        18.1    Governing Law.     This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of California.

        18.2    Determination of Value.     Fair Market Value shall be determined as follows:

          (a)   Listed Stock.    If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date. If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

          (b)   Stock Quoted by Securities Dealer.    If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

          (c)   No Established Market.    If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine Fair Market Value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the

  Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

        18.3    Reservation of Shares.     During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

        18.4    Electronic Communications.     Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.

        18.5    Notices.     Unless the Administrator specifies otherwise, any notice to the Company under any Award Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Company, and shall only be effective when received by the Company.

Adopted by the Board on: March 19, 2004
Approved by the shareholders on: May 27, 2004
Effective date of this Plan: May 27, 2004
Amended by the Board on: March 23, 2006, March 22, 2007 and March 25, 2010

 Appendix B

        2004 EMPLOYEE STOCK PURCHASE PLAN

OF

DEPOMED, INC.

i

 DEPOMED, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

(As Amended on March 25, 2010)

1.  Establishment of Plan.

        Depomed, Inc. (the "Company") proposes to grant options for purchase of the Company's common stock (the "Common Stock") to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this 2004 Employee Stock Purchase Plan (this "Plan"). For the purposes of this Plan, "Parent Corporation" and "Subsidiary" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein.

2.  Number of Shares.

        The total number of shares of Common Stock reserved and available for issuance pursuant to this Plan shall be 1,500,000 (the "Share Limit"), subject to adjustments effected in accordance with Section 15 of this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares reacquired in private transactions or open market purchases, but all shares issued under this Plan shall be counted against the Share Limit.

3.  Purpose.

        The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment. For the purposes of this Plan, "employee" shall mean any individual who is an employee of the Company or a Participating Subsidiary. Whether an individual qualifies as an employee shall be determined by the Committee (as hereinafter defined), in its sole discretion. The Committee shall be guided by the provisions of Treasury Regulation Section 1.421-7 and Section 3401(c) of the Code and the Treasury Regulations thereunder, with the intent that the Plan cover all "employees" within the meaning of those provisions other than those who are not eligible to participate in the Plan, provided, however, that any determinations regarding whether an individual is an "employee" shall be prospective only, unless otherwise determined by the Committee. Unless the Committee makes a contrary determination, the employees of the Company shall, for all purposes of this Plan, be those individuals who are carried as employees of the Company or a Participating Subsidiary for regular payroll purposes or are on a leave of absence for not more than 90 days. Any inquiries regarding eligibility to participate in the Plan shall be directed to the Committee, whose decision shall be final.

4.  Administration.

        This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

5.  Eligibility.

        Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

  a)
  employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

  b)
  employees who are customarily employed for twenty (20) hours or less per week;

  c)
  employees who are customarily employed for five (5) months or less in a calendar year;

  d)
  employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries;

  e)
  individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes; and

  f)
  employees who reside in countries for whom such employees' participation in the Plan would result in a violation under any corporate or securities laws of such country of residence.

6.  Offering Dates.

        The offering periods of this Plan (each, an "Offering Period") shall be of twenty-four (24) months duration commencing on December 1 and June 1 of each year (or at such time or times as may be determined by the Committee). Each Offering Period shall consist of four (4) six month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the "Offering Date." The last business day of each Purchase Period is referred to as the "Purchase Date." The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

7.  Participation in this Plan.

        Eligible employees may become participants in an Offering Period under this Plan on the Offering Date, after satisfying the eligibility requirements, by delivering a subscription agreement to the Company prior to such Offering Date, or such other time period as specified by the Committee. An eligible employee who does not deliver a subscription agreement to the Company after becoming eligible to participate in an Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company prior to such Offering Period, or such other time period as specified by the Committee. Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee shall automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 12 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

8.  Grant of Option on Enrollment.

        Enrollment by an eligible employee in this Plan with respect to an Offering Period shall constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction, the numerator of which is the amount accumulated in such employee's payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the Purchase Date (but in no event less than the par value of a share of Common Stock), provided, however, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 11(c) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 11(b) below with respect to the applicable Purchase Date. The fair market value of a share of Common Stock shall be determined as provided in Section 9 below.

9.  Purchase Price.

        The purchase price per share at which a share of Common Stock shall be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

  a)
  the fair market value on the Offering Date; or

  b)
  the fair market value on the Purchase Date.

        For the purposes of this Plan, the term "fair market value" means, as of any date, the value of a share of the Common Stock determined as follows:

  a)
  If the Common Stock is traded on any established stock exchange or quoted on a national market system, fair market value shall be the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported by such stock exchange or national market system, or, if not reported by such stock exchange or national market system, as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, fair market value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, fair market value shall be based on sales or bid prices on the primary exchange or system on which the Common Stock is traded or quoted;

  b)
  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted; or

  c)
  If the Common Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Board or Committee will determine fair market value in good faith. The Board or Committee will consider the following factors, and any others it considers significant, in determining fair market value: (i) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (ii) the Company's shareholder's equity, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

10.  Payment of Purchase Price; Changes in Payroll Deductions; Issuance of Shares.

  a)
  The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments, not less than one percent (1%), nor greater than fifteen percent (15%), or such lower limit set by the Committee. Compensation shall mean all regular straight-time gross earnings, and shall not include payments for overtime, shift premium, incentive compensation or payments, bonuses, commissions or other compensation. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

  b)
  A participant may increase or decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing after the Company's timely receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Committee.

  c)
  A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning with the next payroll period after the Company's timely receipt of the request and no further payroll deductions shall be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

  d)
  All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

  e)
  On each Purchase Date, for so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant, as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 9 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest, provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

  f)
  As soon as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

  g)
  During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

11.  Limitations on Shares to be Purchased.

  a)
  No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

  b)
  No participant shall be entitled to purchase more than 3,000 shares of Common Stock (the "Maximum Share Amount") on any single Purchase Date. Prior to the commencement of any Offering Period or prior to such time period as specified by the Committee, the Committee may, in its sole discretion, set a new Maximum Share Amount. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.

  c)
  If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable or as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

  d)
  Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 11 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

12.  Withdrawal.

  a)
  Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.

  b)
  Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 7 above for initial participation in this Plan.

  c)
  If the fair market value on the first day of the current Offering Period in which a participant is enrolled is higher than the fair market value on the first day of any subsequent Offering Period, the Company shall automatically enroll such participant in the subsequent Offering Period. Any funds accumulated in a participant's account prior to the first day of such subsequent Offering Period shall be applied to the purchase of shares on the Purchase Date immediately prior to the first day of such subsequent Offering Period, if any.

13.  Termination of Employment.

        Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, shall immediately terminate his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account shall be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 13, an employee shall not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, however that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

14.  Return of Payroll Deductions.

        In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

15.  Capital Changes.

  a)
  Subject to any required action by the shareholders of the Company, the number and type of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number and type of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

  b)
  In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, each option under this Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the successor corporation does not agree to assume the option or to substitute an equivalent option, in which case the Board may determine, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date"). If the Board shortens the Offering Period then in progress, the Board shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 12.

  c)
  The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

16.  Nonassignability.

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by the laws of descent and distribution or as provided in Section 23 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

17.  Reports.

        Individual accounts shall be maintained for each participant in this Plan. Each participant shall receive, as soon as practicable after the end of each Purchase Period, a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

18.  Notice of Disposition.

        Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

19.  No Rights to Continued Employment.

        Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

20.  Equal Rights and Privileges.

        All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 20 shall take precedence over all other provisions in this Plan.

21.  Notices.

        All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Term; Shareholder Approval.

        This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such shareholder approval. This Plan shall continue until the earliest to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

23.  Designation of Beneficiary.

  a)
  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

  b)
  Such designation of beneficiary may be changed by the participant at any time by written notice. The participant shall deliver along with such designation a written acknowledgment of the participant's spouse, if any, consenting to the designation. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

24.  Conditions upon Issuance of Shares.

        Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

25.  Applicable Law.

        The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

26.  Amendment or Termination.

        The Board may at any time amend, terminate or extend the term of this Plan; provided, however, that: (i) any such termination cannot affect options previously granted under this Plan; (ii) no amendment may make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 22 above within twelve (12) months of the adoption of such amendment if such amendment would:

  a)
  increase the number of shares that may be issued under this Plan; or

  b)
  change the designation of the employees (or class of employees) eligible for participation in this Plan.

        Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

Adopted by the Board on: March 19, 2004
Approved by the shareholders on: May 27, 2004
Effective date of this Plan: May 27, 2004
Amended by the Board on: March 23, 2007 and March 25, 2010

PROXY PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2010 DEPOMED, INC. The undersigned hereby appoints Carl A. Pelzel and Matthew M. Gosling, or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Depomed, Inc. (the “Company”) to be held on May 20, 2010 at 1:00 p.m., local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE AND READ THE REVERSE SIDE

FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY Please mark your votes like this X COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature(s) of Shareholder(s) Date Date and sign exactly as name(s) appear(s) on this proxy. If signing for estates, trusts, corporations or other entities, title or capacity should be stated. If shares are held jointly, each holder should sign. 1. To elect as directors, to hold office until the next meeting of shareholders and until their successors are elected, the eight (8) nominees listed below: NOMINEES: Peter D. Staple, G. Steven Burrill, Karen A. Dawes, Carl A. Pelzel, James A. Schoeneck, Craig R. Smith, M.D., Julian N. Stern, and David B. Zenoff, D.B.A. 2. To approve an amendment to the 2004 Equity Incentive Plan to increase the number of shares of common stock issuable under the plan by 2,500,000 shares. 3. To approve an amendment to the 2004 Employee Stock Purchase Plan to increase the number of shares of common stock issuable under the plan by 500,000 shares. FOR WITHHELD FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2010. FOR AGAINST ABSTAIN The Board recommends that you vote FOR the above proposals. This proxy, when properly executed, will be voted in the manner directed above. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy may be revoked by the undersigned at any time, prior to the time it is voted by any of the means described in the accompanying proxy statement. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. For all nominees except as noted above